As filed with the Securities and Exchange Commission on January 28, 2008

Securities Act File No. 333-44568

Investment Company Act File No. 811-10085

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

___________________

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	__	[	]
Post-Effective Amendment No. 10	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 12	☒

(Check appropriate box or boxes.)

HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802

(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including Area Code: (252)-972-9922

A. Vason Hamrick

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802

(Name and Address of Agent for Service)

With copies to:

Jeffrey T. Skinner

Kilpatrick Stockton LLP

1001 West Fourth Street

Winston-Salem, North Carolina 27101

Approximate Date of Proposed Public Offering:	As soon as practicable after the
Effective Date of this Amendment

It is proposed that this filing will become effective: (check appropriate box)

☒ immediately upon filing pursuant to paragraph (b);
☐ on ________ (date) pursuant to paragraph (b);
☐ 60 days after filing pursuant to paragraph (a)(1);
☐ on ________ (date) pursuant to paragraph (a)(1);
☐ 75 days after filing pursuant to paragraph (a)(2); or
☐ on ________ (date) pursuant to paragraph (a)(2) of Rule 485.

HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST

CONTENTS OF REGISTRATION STATEMENT

This registration statement consists of the following papers and documents:

Cover Sheet

Contents of Registration Statement

Hillman Capital Management Funds

Part A – Prospectuses

Part B – Statement of Additional Information

Part C – Other Information and Signature Page

Exhibits

PART A

FORM N-1A

HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST

PROSPECTUSES

The Hillman Focused Advantage Fund – CUSIP Number 43162P108, NASDAQ Symbol HCMAX

The Hillman Advantage Equity Fund – CUSIP Number 43162P207, NASDAQ Symbol HCMTX

_______________________________________________________________________________________________________

HILLMAN CAPITAL MANAGEMENT FUNDS

Each a series of the

Hillman Capital Management Investment Trust

NO LOAD SHARES

_______________________________________________________________________________________________________

PROSPECTUS

January 28, 2008

This prospectus includes information about the two Hillman Capital Management Funds – The Hillman Focused Advantage Fund and The Hillman Advantage Equity Fund (each a “Fund” and, collectively, the “Funds”). The Hillman Focused Advantage Fund seeks long-term capital appreciation. The Hillman Advantage Equity Fund seeks maximum total return consisting of long-term capital appreciation and current income.

This prospectus relates to the No Load Shares offered by the Funds. The Funds also offer Class A Shares, Class B Shares, and Class C Shares in a separate prospectus.

Investment Advisor

Hillman Capital Management, Inc.

7600 Wisconsin Avenue, Suite 650

Bethesda, Maryland 20814

www.hillmancapital.com

1-800-773-3863

The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Funds nor the Funds’ distributor is a bank. You should read the prospectus carefully before you invest or send money.

Page

THE FUNDS	2
Investment Objectives	2
Principal Investment Strategies	2
The Hillman Focused Advantage Fund	2
The Hillman Advantage Equity Fund	3
Principal Risks of Investing in the Funds	4
Both Funds	4
Focused Advantage Fund	4
Performance Information	5
Fees and Expenses of the Funds	8
Other Investment Policies and Risks	9
Disclosure of Portfolio Holdings	9
MANAGEMENT OF THE FUNDS	10
The Investment Advisor	10
The Administrator	11
The Transfer Agent	11
The Distributor	11
INVESTING IN THE FUNDS	13
Minimum Investment	13
Purchase and Redemption Price	13
Purchasing Shares	14
Redeeming Your Shares	16
Frequent Purchases and Redemptions	19
OTHER IMPORTANT INVESTMENT INFORMATION	21
Dividends, Distributions, and Taxes	21
Financial Highlights	21
Additional Information	Back Cover

THE FUNDS

INVESTMENT OBJECTIVES

The Hillman Focused Advantage Fund (“Focused Advantage Fund”) seeks long-term capital appreciation. The Focused Advantage Fund is a non-diversified series of the Hillman Capital Management Investment Trust (“Trust”). The Hillman Advantage Equity Fund (“Advantage Equity Fund”) seeks maximum total return through a combination of long-term capital appreciation and current income. The Advantage Equity Fund is a diversified series of the Trust. The Funds’ investment objectives may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The Hillman Focused Advantage Fund

In seeking to achieve its objective, the Focused Advantage Fund invests primarily in common stocks of companies which Hillman Capital Management, Inc. (“Advisor”) believes have qualitative and quantitative competitive advantages, as described below, and have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; whose value is not currently well known; or whose value is not fully recognized by the public. As a matter of investment policy, the Focused Advantage Fund will invest so that, under normal circumstances, at least 80% of the value of its total net assets is invested in publicly traded equity securities of various issuers, including common stock, preferred stock, and securities that may be converted into or are exercisable for common or preferred stock. This investment policy may be changed without shareholder approval upon 60-days’ prior notice to shareholders.

In selecting investments for the Focused Advantage Fund, the Advisor first looks at qualitative measures of a company. Qualitative measures of a company include:

•	dominance in a particular industry or niche market;
•	management style and adaptability;
•	strength of pricing and purchasing power;
•	barriers to industry competition;
•	strength of brand or franchise with commensurate brand loyalty; and
•	quality of products and services.

If certain companies meet most or all of the qualitative measures, the Advisor then seeks to identify which of those companies possess certain positive quantitative measures and which of those companies the Advisor feels show superior prospects for growth. These companies may, in the view of the Advisor, exhibit positive changes such as a promising new product, new distribution strategy, new manufacturing technology, new management team, or new management philosophy. These companies may also be responsible for technological breakthroughs and/or unique solutions to market needs. The quantitative measures of a company include:

•	price-to-earnings ratio;
•	cash flow;
•	balance sheet strength; and
•	dividend growth potential.

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The Advisor allocates a target percentage of total portfolio value to each security it purchases. Under normal market conditions, the Advisor intends to be fully invested in equities with the portfolio comprised of approximately 20 stocks. From time to time, the Focused Advantage Fund may also focus the Fund’s assets in securities of one or more particular sectors of the economy. The sectors in which the Focused Advantage Fund may focus its investments are the financial, healthcare, retail, and technology sectors. The Advisor may sell a portfolio holding if the Advisor believes that the price of the security is overvalued or to rebalance the security to the Advisor’s targeted percentage of total portfolio value for that security.

The Hillman Advantage Equity Fund

In seeking to achieve its objective, the Focused Advantage Fund invests primarily in common stocks of companies which the Advisor believes have qualitative and quantitative competitive advantages, as described below, and have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; whose value is not currently well known; or whose value is not fully recognized by the public. As a matter of investment policy, the Advantage Equity Fund will invest so that, under normal circumstances, at least 80% of the value of its total net assets is invested in publicly traded equity securities of various issuers, including common stock, preferred stock, and securities that may be converted into or are exercisable for common or preferred stock. This investment policy may be changed without shareholder approval upon 60-days’ prior notice to shareholders.

In selecting investments for the Advantage Equity Fund, the Advisor first looks at qualitative measures of a company. Qualitative measures of a company include:

•	dominance in a particular industry or niche market;
•	management style and adaptability;
•	strength of pricing and purchasing power;
•	barriers to industry competition;
•	strength of brand or franchise with commensurate brand loyalty; and
•	quality of products and services.

If certain companies meet most or all of the qualitative measures, the Advisor then seeks to identify which of those companies possess certain positive quantitative measures and which of those companies the Advisor feels show superior prospects for growth. These companies may, in the view of the Advisor, exhibit positive changes such as a promising new product, new distribution strategy, new manufacturing technology, new management team, or new management philosophy. These companies may also be responsible for technological breakthroughs and/or unique solutions to market needs. The quantitative measures of a company include:

•	price-to-earnings ratio;
•	cash flow;
•	balance sheet strength; and
•	dividend growth potential.

The Advisor allocates a target percentage of total portfolio value to each security it purchases. Under normal market conditions, the Advisor intends to be fully invested in equities with the portfolio comprised of approximately 45 stocks. The Advisor may sell a portfolio holding if the Advisor believes that the price of the security is overvalued or to rebalance the security to the Advisor’s targeted percentage of total portfolio value for that security.

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PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Both Funds

An investment in the Funds is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that either of the Funds will be successful in meeting its investment objective. Generally, the Funds will be subject to the following additional risks:

•

Market Risk. Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Funds’ performances per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in each Fund’s investment portfolio, national and international economic conditions, and general market conditions.

•

Management Style Risk. Different types of securities tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Funds may invest in growth-style stocks, their performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

•	Investment Advisor Risk. The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Funds to achieve their investment objectives.

Focused Advantage Fund

In addition to the risks outlined above, which may affect both the Focused Advantage Fund and the Advantage Equity Fund, the Focused Advantage Fund will be subject to additional risks:

•

Non-diversified Status Risk. The Focused Advantage Fund is considered a non-diversified fund and therefore can invest a greater portion of its assets in securities of a single issuer or a limited number of issuers than a diversified fund. The Focused Advantage Fund may be more susceptible than a diversified fund to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investment in those securities. As a result, changes in the market value of a single issuer could cause greater fluctuation in share price than would occur in a more diversified fund.

•

Sector Focus Risk. Another area of risk involves the potential focus of the Focused Advantage Fund’s assets in securities of particular sectors. These sectors include the financial sector, healthcare sector, retail sector, and technology sector. Because the Focused Advantage Fund’s investments may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Focused Advantage Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some of the sectors in which the Focused Advantage Fund may invest could be subject to greater government regulation than other sectors and, therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The specific risks for each of the sectors in which the Focused Advantage Fund may focus its investments include additional

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risks as described below:

•

Financial Sector. Companies in this sector are subject to risks including extensive governmental regulation; decreased profits resulting from changes in interest rates and loan losses, which usually increase in economic downturns; severe price competition; and increased inter-industry consolidation and competition; all of which may adversely affect the value of those holdings.

•

Healthcare Sector. Companies in this sector are subject to extensive litigation based on product liability and similar claims; dependence on patent protection and expiration of patents; competitive forces that make it difficult to raise prices; long and costly regulatory processes; and product obsolescence; all of which may adversely affect the value of those holdings.

•

Retail Sector. Companies in this sector may be adversely affected by negative changes in the domestic and international economies, interest rates, competition, consumer confidence, disposable household income, and consumer spending. These companies are also subject to severe competition and changes in demographics and consumer tastes, which may have an adverse effect on the performance of these companies.

•

Technology Sector. The performance of companies in this sector may be adversely affected due to the intense competition both domestically and internationally; limited product lines, markets, financial resources, or personnel; rapid product obsolescence and frequent new product introduction; dramatic and unpredictable changes in growth rates; and dependence on patent and intellectual property rights.

PERFORMANCE INFORMATION

The following total returns bar charts provide an indication of the risks of investing in the Funds by showing (on a calendar year basis) changes in the No Load Shares’ performance from year to year. The Funds’ past performance is not necessarily an indication of how the Funds will perform in the future.

The average annual total returns tables provide an indication of the risks of investing in the Funds by showing how the No Load Shares’ average annual total returns for one year, five years, and since inception compare to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. The Funds’ past performance (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.

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Focused Advantage Fund – No Load Shares

Year to Year Total Returns
(as of December 31)

2001 - -10.50%

2002 - -21.01%

2003 - 55.06%

2004 - 21.76%

2005 - 14.43%

2006 - 12.30%

2007 - -2.98%

•	During the 7-year period shown in the bar chart above, the highest return for a calendar quarter was 28.61% (quarter ended June 30, 2003).
•	During the 7-year period shown in the bar chart above, the lowest return for a calendar quarter was (23.93)% (quarter ended September 30, 2002).
•	The calendar year-to-date return of the Focused Advantage Fund as of the most recent calendar quarter was (2.98)% (quarter ended December 31, 2007).

Average Annual Total Returns Period Ended December 31, 2007	Past 1 Year	Past 5 Years	Since Inception*
Focused Advantage Fund – No Load Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	(2.98)% (4.81)% (0.52)%	18.68% 17.71% 16.27%	7.54% 6.91% 6.42%
S&P 500 Total Return Index**	5.49%	12.83%	3.30%

*	December 29, 2000 (date of initial public investment of the Focused Advantage Fund)
**

The S&P 500 Total Return Index is the Standard & Poor’s Composite Stock Price Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower.

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Advantage Equity Fund – No Load Shares

•	During the 7-year period shown in the bar chart above, the highest return for a calendar quarter was 13.91% (quarter ended June 30, 2003).
•	During the 7-year period shown in the bar chart above, the lowest return for a calendar quarter was (14.40)% (quarter ended September 30, 2002).
•	The calendar year-to-date return of the Advantage Equity Fund as of the most recent calendar quarter was 0.03% (quarter ended December 31, 2007).

Year to Year Total Returns
(as of December 31)

2001 -  -0.98%

2002 - -7.74%

2003 - 26.60%

2004 - 13.02%

2005 -  7.19%

2006 - 14. 46%

2007 -    0.03%

Average Annual Total Returns Period Ended December 31, 2007	Past 1 Year	Past 5 Years	Since Inception*
Advantage Equity Fund – No Load Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	0.03% (1.29)% 1.24%	11.92% 10.96% 10.12%	6.98% 6.17% 5.77%
S&P 500 Total Return Index**	5.49%	12.83%	3.30%

*	December 29, 2000 (date of initial public investment of the Advantage Equity Fund)
**

The S&P 500 Total Return Index is the Standard & Poor’s Composite Stock Price Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower.

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FEES AND EXPENSES OF THE FUNDS

These tables describe the fees and expenses that you may pay if you buy and hold No Load Shares of the Funds:

Shareholder Fees for the No Load Shares

(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed On Purchases

(as a percentage of offering price)	None
Redemption Fee	None

Annual Fund Operating Expenses for the No Load Shares

(expenses that are deducted from Fund assets)

Focused	Advantage
Advantage	Equity
Fund	Fund
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees[1]	0.25%	0.25%
Other Expenses[1]	0.46%	1.15%
Total Annual Fund Operating Expenses[1,2]	1.71%	2.40%

1.

A portion of the “Distribution and/or Service 12b-1 Fees” was waived during the fiscal year ended September 30, 2007, but is reflected in the table above. “Other Expenses” are based upon actual expenses incurred by the No Load Shares of the Funds for the fiscal year ended September 30, 2007 and include expenses incurred indirectly as a result of investments in other funds (“Acquired Fund Fees and Expenses”). Consequently, the “Total Annual Fund Operating Expenses” might not match the ratio of gross expenses to average net assets listed in the Funds’ Financial Highlights since that ratio reflects the operating expenses of the Funds without including Acquired Fund Fees and Expenses and waived 12b-1 fees. For this period, Acquired Fund Fees and Expenses were less than 0.01%.

2.

For the fiscal year ended September 30, 2007, the Advisor and certain other Fund service providers agreed to voluntarily waive or reduce certain expenses of the Funds. As a result of these voluntary waivers, for this period the net total fund operating expenses for the Focused Advantage Fund and the Advantage Equity Fund were 1.48% and 1.49%, respectively, of the average daily net assets of the No Load Shares of the respective Fund. There can be no assurance that these voluntary waivers will continue in the future.

Example: This example shows you the expenses you may pay over time by investing in No Load Shares of the Funds. Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Funds versus other mutual funds. The example assumes the following conditions:

(1)	You invest $10,000 in one of the Funds for the periods shown;
(2)	You reinvest all dividends and distributions;
(3)	You redeem all of your shares at the end of those periods;
(4)	You earn a 5% total return; and
(5)	The Funds’ operating expenses remain the same.

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Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

Fund	1 Year	3 Years	5 Years	10 Years
Focused Advantage Fund	$174	$539	$928	$2,019
Advantage Equity Fund	$243	$748	$1,280	$2,736

OTHER INVESTMENT POLICIES AND RISKS

As a temporary defensive measure in response to adverse market, economic, political, or other conditions or to meet liquidity, redemption, and short-term investing needs, the Funds may, from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and, to the extent permitted by applicable law and the Funds’ investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of each Fund’s assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Funds would indirectly pay both the Fund’s expenses and the expenses relating to those other investment companies with respect to the Fund’s assets invested in such investment companies. To the extent the Funds are invested for temporary defensive purposes, it will not be pursuing and may not achieve its investment objective.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds may, from time to time, make available portfolio holdings information, including the complete portfolio holdings as of the end of each calendar month, at the following website, http://www.nottinghamco.com. To reach this information, select the link “Fund Search” found in the top right-hand corner of the home page. Search for the Funds using key words such as “Hillman” and then select the link for the Focused Advantage Fund or the Advantage Equity Fund on the Fund Search Results page. Under the section entitled “Portfolio Holdings,” there will be a link to the list of the Fund’s complete portfolio holdings entitled “Click To View.” This information is generally posted to the website within ten days of the end of each calendar month and remains available until new information for the next calendar month is posted. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”).

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MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISOR

The Advisor is Hillman Capital Management, Inc., 7600 Wisconsin Avenue, Suite 650, Bethesda, Maryland 20814. The Advisor serves in that capacity pursuant to an investment advisory contract with the Trust on behalf of the Funds. The Advisor is registered as an investment advisor with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. Subject to the authority of the Board of Trustees of the Trust (“Trustees”), the Advisor provides guidance and policy direction in connection with its daily management of the Funds’ assets. The Advisor manages the investment and reinvestment of the Funds’ assets. The Advisor is also responsible for the selection of broker-dealers through which the Funds execute portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Funds.

The Advisor has served as a registered investment advisor to the Funds since their inception. The executives and members of the advisory staff of the Advisor also have extensive experience in other capacities in managing investments for clients including individuals, corporations, non-taxable entities, and other business and private accounts since the firm was founded in 1998. As of December 31, 2007, the Advisor had approximately $1.3 billion in assets under management.

The Funds are managed primarily by Mark A. Hillman, who has overall responsibility for the day-to-day management of the Funds’ portfolios and has managed the Funds since their inception. Mr. Hillman is the founder and controlling shareholder of the Advisor. Mr. Hillman has served as President of the Advisor since 1998. The Funds’ SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Funds.

The Advisor’s Compensation. As compensation for the investment advisory services provided to the Funds, the Advisor receives monthly compensation based on each Fund’s average daily net assets at the annual rate of 1.00%. During the Funds’ most recent fiscal year ending September 30, 2007, the Advisor voluntarily waived a portion of the advisory fees for each of the Funds. Accordingly, the amount of compensation received as a percentage of average net assets of each of the Funds during the last fiscal year was as follows:

Fees Paid to the Advisor
Fund	as a Percentage of Average Net Assets
Focused Advantage Fund	0.77%
Advantage Equity Fund	0.12%

Disclosure Regarding Approval of the Investment Advisory Contract. A discussion regarding the Trustees’ basis for approving the renewal of the investment advisory contract for the Funds is available in the Funds’ semi-annual report to shareholders for the six-month period ended March 31, 2007 and, when available, in the semi-annual report for the six-month period ending March 31, 2008. You may obtain a copy of these semi-annual reports, free of charge, upon request to the Funds.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates.

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The Advisor may not consider sales of shares of the Funds as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Funds’ shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts.

When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for the Funds with those to be sold or purchased for other advisory accounts managed by the Advisor. In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner that the Advisor believes to be fair and reasonable to the Funds and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair and reasonable to the Funds and the participating accounts, with any exceptions to such methods involving the Trust being reported by the Advisor to the Trustees.

The Investment Company Act of 1940, as amended (“1940 Act”), generally prohibits the Funds from engaging in principal securities transactions with an affiliate of the Advisor. Thus, the Funds do not engage in principal transactions with any affiliate of the Advisor. The Funds have adopted procedures, under Rule 17e-1 under the 1940 Act, that are reasonably designed to provide that any brokerage commission the Funds pay to an affiliate of the Advisor does not exceed the usual and customary broker’s commission. In addition, the Funds will adhere to Section 11(a) of the Securities Exchange Act of 1934, as amended, and any applicable rules thereunder governing floor trading.

THE ADMINISTRATOR

The Nottingham Company (“Administrator”) assists the Trust in the performance of its administrative responsibilities to the Funds, coordinates the services of each vendor to the Funds, and provides the Funds with certain administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide services to the Funds.

THE TRANSFER AGENT

NC Shareholder Services, LLC (“Transfer Agent”) serves as the transfer agent and dividend-disbursing agent of the Funds. As indicated later in the section of this Prospectus entitled “Investing in the Funds,” the Transfer Agent will handle your orders to purchase and redeem shares of the Funds and will disburse dividends paid by the Funds.

THE DISTRIBUTOR

Capital Investment Group, Inc. (“Distributor”) is the principal underwriter and distributor of the Funds’ shares and serves as the Funds’ exclusive agent for the distribution of the Funds’ shares. The Distributor may sell the Funds’ shares to or through qualified securities dealers or others.

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Distribution Plans. Each of the Funds has adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act (“Distribution Plans”). The Distribution Plans provide that each of the Funds will compensate the Distributor with assets attributable to the No Load Shares for activities primarily intended to result in the sale of those shares or the servicing of those shares, including to compensate entities for providing distribution and shareholder servicing with respect to those shares (this compensation is commonly referred to as “12b-1 fees”). Pursuant to the Distribution Plans, each of the Funds may annually pay the Distributor up to 0.25% of the average daily net assets attributable to its No Load Shares. Because the 12b-1 fees are paid out of the Funds’ assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales loads.

Other Expenses. In addition to the 12b-1 fees and the investment advisory fees, the Funds pay all expenses not assumed by the Funds’ Advisor or other service providers, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Funds, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

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INVESTING IN THE FUNDS

MINIMUM INVESTMENT

The No Load Shares are sold and redeemed at net asset value. No Load Shares may be purchased by any account managed by the Advisor and any other financial intermediaries or broker-dealers authorized to sell No Load Shares in the Funds. The minimum initial investment for purchasing No Load Shares is $100,000 and the minimum additional investment is $500 ($100 for those participating in an automatic investment plan). The Funds may, in the Advisor’s sole discretion, waive the minimum investment required for No Load Shares for certain categories of investors. These categories include the following: (i) persons who invest in the Funds directly (i.e., not through any financial intermediary); (ii) persons who invest through either fee-based platform services programs or mutual fund “supermarket” programs of certain broker-dealers and other financial intermediaries; (iii) Trustees and officers of the Funds; (iv) clients of the Advisor; (v) employees of the Advisor (and their immediate family); (vi) persons who were invested in the Funds prior to July 10, 2006 (and their immediate family); and (vii) persons who invest through employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended.

The fees and expenses of the No Load Shares are lower than the fees and expenses associated with Class A, B and C Shares of the Funds. This lower fee structure for No Load Shares is a result of separate arrangements for shareholder and distribution services and is not the result of any difference in amounts charged by the Advisor for investment advisory services. Investors should note that different fees and expenses among classes of shares of the Fund may affect investment performance of those shares.

PURCHASE AND REDEMPTION PRICE

Determining a Fund’s Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received, subject to the order being accepted by the Funds in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. A Fund’s net asset value per share is calculated by dividing the value of the Fund’s total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of that Fund. The net asset value per share of each of the Funds is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Funds do not calculate net asset value on business holidays when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of the Fund’s total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Funds normally use third party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in

13

situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Funds’ net asset value calculation. Pursuant to policies adopted by the Trustees, the Advisor consults with the Administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees (or the Trust’s Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Funds’ policies regarding fair value pricing are intended to result in a calculation of the Funds’ net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available using the Funds’ normal pricing procedures. If such fair value price differs from the price that would have been determined using the Funds’ normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Funds’ normal pricing procedures. The performance of the Funds may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Funds’ normal pricing procedures. The Funds may also not be able to receive the portfolio security’s fair value if the Funds should sell the security. The Trustees monitor and evaluate the Funds’ use of fair value pricing, and periodically review the results of any fair valuation under the Funds’ policies.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for each of the Funds. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after tender. Each of the Funds may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of each of the Funds’ shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

PURCHASING SHARES

Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of each Fund. In addition, orders will be deemed to have been received by the Funds when an authorized broker, or broker-authorized designee, receives the order, subject to the order being accepted by the Funds in good form. The orders will be priced at the particular fund’s net asset value next computed after the orders are received by the authorized broker, or broker-authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Regular Mail Orders. Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. Cash, money orders, and traveler’s checks will not be accepted by the Funds. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, or Transfer Agent. The particular Fund(s) will charge a $35 fee and may redeem shares of the Fund(s) owned by the purchaser or another identically registered account in another series of the Trust to recover any such losses. For regular mail orders, please

14

complete a Fund Shares Application and mail it, along with your check made payable to the applicable Fund, to:

Hillman Capital Management Funds

No Load Shares

c/o NC Shareholder Services

116 South Franklin Street

Post Office Box 4365

Rocky Mount, North Carolina 27803-0365

Please remember to add a reference to the applicable Fund to your check to ensure proper credit to your account. The application must contain your Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”). If you have applied for a SSN or TIN prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN and TIN are met.

Bank Wire Purchases. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Funds at 1-800-773-3863 for wire instructions and to advise the Funds of the investment, dollar amount, and the account identification number.

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $500. Before adding funds by bank wire, please call the Funds at 1-800-773-3863 for wire instructions and to advise the Funds of the investment, dollar amount, and the account identification number. Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Purchases In Kind. You may, if the Advisor approves, purchase shares of the Funds with securities that are eligible for purchase by the Funds (consistent with that particular Fund’s investment restrictions, policies, and goal) and that have a value that is readily ascertainable in accordance with the particular Fund’s valuation policies. To ascertain whether your securities will qualify to be accepted as a purchase in kind for a particular Fund, please contact the Advisor at 1-800-773-3863. If accepted, the securities will be valued using the same criteria and methods for valuing securities to compute that particular Fund’s net asset value.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the respective Fund will automatically charge the shareholder’s checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the appropriate Fund.

Exchange Feature. You may exchange No Load Shares of any of the Hillman Capital Management Funds for No Load Shares of any other series of the Trust advised by the Advisor

15

and offered for sale in the state in which you reside. Shares may be exchanged for shares of any other series of the Trust at the net asset value. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Stock Certificates. The Funds normally do not issue stock certificates. Evidence of ownership of shares is provided through entry in each Fund’s share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), the Funds are required to obtain, verify, and record information to enable the Funds to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the appropriate Fund(s) will ask for the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow a Fund to identify the investor. A Fund may also ask to see the investor’s driver’s license or other identifying documents. An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Fund receives this required information. If after opening the investor’s account, the Fund is unable to verify the investor’s identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor. If the Fund closes an investor’s account because the Fund was unable to verify the investor’s identity, the Fund will value the account in accordance with the Fund’s next net asset value calculated after the investor’s account is closed. In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment. The Fund will not be responsible for any losses incurred due to the Fund’s inability to verify the identity of any investor opening an account.

REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

Hillman Capital Management Funds

No Load Shares

c/o NC Shareholder Services

116 South Franklin Street

Post Office Box 4365

Rocky Mount, North Carolina 27803-0365

16

Regular mail redemption requests should include the following:

(1)

Your letter of instruction specifying the applicable Fund, class of shares, account number, and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

(2)	Any required signature guarantees (see “Signature Guarantees” below); and
(3)	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other entities.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. The Funds may delay forwarding a redemption check for recently purchased shares while the Funds determine whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Funds by telephone. You may also redeem shares by bank wire under certain limited conditions. Each of the Funds will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing, using the instructions above.

Each of the Funds may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include the following:

(1)	Name of Fund and class of shares;
(2)	Shareholder(s) name and account number;
(3)	Number of shares or dollar amount to be redeemed;
(4)	Instructions for transmittal of redemption proceeds to the shareholder; and
(5)	Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Funds.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). Redemption proceeds cannot be wired on days in which your financial institution is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Funds. See “Signature Guarantees” below.

Each of the Funds, in its discretion, may choose to pass through to redeeming shareholders any charges imposed by the Funds’ custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Funds, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by regular mail to the designated account.

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You may redeem shares, subject to the procedures outlined above, by calling the Funds at 1-800-773-3863. Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Funds. Telephone redemption privileges authorize the Funds to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Funds to be genuine. Each of the Funds will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Funds will not be liable for any losses due to fraudulent or unauthorized instructions. The Funds will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of one or more of the Funds valued at $10,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount (not less than $100). Each month or quarter, as specified, the particular Fund(s) will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Funds or paid in cash. Call or write the Funds for an application form.

Minimum Account Size. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $5,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30-days’ prior written notice. If the shareholder brings his account net asset value up to at least $5,000 during the notice period, the account will not be redeemed. Redemptions from retirement accounts may be subject to federal income tax.

Redemptions In Kind. The Funds do not intend, under normal circumstances, to redeem their shares by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of a Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Funds’ net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of that Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) 1% of the Fund’s net asset value at the beginning of such period.

Signature Guarantees. To protect your account and the Funds from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

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Miscellaneous. The Funds reserves the right to (i) refuse to accept any request to purchase shares of the Funds for any reason; (ii) suspend any redemption request involving recently purchased shares until the check for the recently purchased shares has cleared; or (iii) suspend their offering of shares at any time.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions (“Frequent Trading”) of shares of the Funds may present a number of risks to other shareholders of the Funds. These risks may include, among other things, dilution in the value of shares of the Funds held by long-term shareholders, interference with the efficient management by the Advisor of the Funds’ portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Funds’ portfolio securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Funds could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Funds may face unfavorable impacts as portfolio securities concentrated in certain sectors may be more volatile than investments across broader ranges of industries. Sector-specific market or economic developments may make it more difficult to sell a significant amount of shares at favorable prices to meet redemptions. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Funds. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Trustees have adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Funds. Under the Funds’ policy, the Advisor has the discretion to refuse to accept further purchase and/or exchange orders from an investor if the Advisor believes the investor has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders. To assist the Advisor in identifying possible Frequent Trading patterns, the Transfer Agent provides a daily record of each Fund’s shareholder trades to the Advisor. The Transfer Agent also assists the Advisor in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading. Under the Funds’ policy regarding Frequent Trading, the Funds intend to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s); (ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period. In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in that Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction.

This policy is intended to apply uniformly, except that the Funds may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks (“Intermediary Accounts”). Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange shares of a Fund without the identity of the particular shareholders being known to the Fund. Like omnibus accounts, Intermediary Accounts normally

19

permit investors to purchase, redeem, and exchange shares of a Fund without the identity of the underlying shareholder being known to the Fund. Accordingly, the ability of the Funds to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that the Funds could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. The policy will also not apply if the Advisor determines that a purchase and redemption pattern is not a Frequent Trading pattern intended to respond to short-term fluctuations in the securities markets, such as inadvertent errors that result in frequent purchases and redemptions. Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where an investor unintentionally or mistakenly invests in a Fund and redeems immediately after recognizing the error). The investor shall have the burden of proving to the sole satisfaction of the Advisor that a frequent purchase and redemption pattern was a result of an inadvertent error. In such a case, the Advisor may choose to accept further purchase and/or exchange orders for such investor account.

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OTHER IMPORTANT INVESTMENT INFORMATION

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Fund.

The Funds will distribute most of their income and realized gains to their shareholders every year. Dividends paid by the Funds derived from net investment income, if any, will generally be paid monthly or quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Funds will not be taxed on amounts they distribute, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Funds in cash or are reinvested in additional Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28% for 2008) for all taxable distributions payable to shareholders who fail to provide a Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand the financial performance of each Fund’s No Load Shares for the last five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). The financial data included in the tables below have been derived from audited financial statements of the Funds. The financial data in the tables for the fiscal years ended September 30, 2005, 2006, and 2007 have been audited by Briggs, Bunting & Dougherty, LLP, an independent registered public accounting firm, whose report covering such years is incorporated by reference into the SAI. The financial data in the tables for all other years were audited by a different independent registered public accounting firm. This information should be read in conjunction with the Funds’ latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, copies of which may be obtained at no charge by calling the Funds. Further information about the performance of the Funds is contained in the Annual Reports of the Funds, copies of which may also be obtained at no charge by calling the Funds at 1-800-773-3863.

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FOCUSED ADVANTAGE FUND - NO LOAD SHARES

	Year ended September 30, 2007	Year ended September 30, 2006	Year ended September 30, 2005	Year ended September 30, 2004	Year ended September 30, 2003
Net asset value, beginning of period	$15.26	$14.73	$11.82	$9.63	$6.55
Income from investment operations Net investment income Net realized and unrealized gain on investments Total from investment operations	0.09 1.97 2.06	0.09 0.95 1.04	0.00 2.92 2.92	0.03 2.17 2.20	0.04 3.08 3.12
Distribution to shareholders from Net investment income Net realized gain on investment transactions Total distributions	(0.13) (1.04) (1.17)	(0.09) (0.42) (0.51)	(0.01) 0.00 (0.01)	(0.01) 0.00 (0.01)	(0.04) 0.00 (0.04)
Net asset value, end of period	$16.15	$15.26	$14.73	$11.82	$9.63
Total return	13.81%	7.15%	24.69%	22.82%	47.60%
Ratios/supplemental data
Net assets, end of period (in thousands) Average net assets for the period (in thousands)	$105,093 $93,766	$78,144 $88,103	$65,180 $32,265	$11,851 $8,329	$5,157 $3,879
Ratio of gross expenses to average net assets* Ratio of net expenses to average net assets*	1.71% 1.48%	1.62% 1.53%	1.89% 1.75%	2.58% 1.75%	3.93% 2.10%
Ratio of net investment income to average net assets	0.60%	0.57%	0.02%	0.39%	0.53%
Portfolio turnover rate	37.86%	43.27%	39.94%	37.80%	41.37%

*The expense ratios reflect total expenses prior to any fee waivers by service providers (gross expense ratio) and after any fee waivers by service providers (net expense ratio).

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ADVANTAGE EQUITY FUND - NO LOAD SHARES

	Year ended September 30, 2007	Year ended September 30, 2006	Year ended September 30, 2005	Year ended September 30, 2004	Year ended September 30, 2003
Net asset value, beginning of period	$13.75	$12.76	$11.56	$10.25	$8.51
Income from investment operations Net investment income Net realized and unrealized gain on investments Total from investment operations	0.07 1.53 1.60	0.08 1.23 1.31	0.09 1.40 1.49	0.13 1.27 1.40	0.14 1.83 1.97
Less distributions to shareholders from Net investment income Net realized gain on investment transactions Total distributions	(0.09) (1.02) (1.11)	(0.15) (0.17) (0.32)	(0.10) (0.19) (0.29)	(0.09) 0.00 (0.09)	(0.15) (0.08) (0.23)
Net asset value, end of period	$14.24	$13.75	$12.76	$11.56	$10.25
Total return	11.99%	10.41%	13.02%	13.63%	23.46%
Ratios/supplemental data
Net assets, end of period (in thousands) Average net assets for the period (in thousands)	$25,950 $25,544	$23,544 $20,994	$20,064 $18,682	$15,354 $14,244	$11,754 $8,448
Ratio of gross expenses to average net assets* Ratio of net expenses to average net assets*	2.40% 1.49%	2.11% 1.61%	2.18% 1.75%	2.24% 1.75%	2.61% 1.83%
Ratio of net investment income to average net assets	0.51%	0.67%	0.81%	1.15%	1.62%
Portfolio turnover rate	12.18%	38.18%	12.11%	17.14%	19.71%

*The expense ratios reflect total expenses prior to any fee waivers by service providers (gross expense ratio) and after any fee waivers by service providers (net expense ratio).

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ADDITIONAL INFORMATION

______________________________________________________________________________________________

HILLMAN CAPITAL MANAGEMENT FUNDS

NO LOAD SHARES

______________________________________________________________________________________________

Additional information about the Funds is available in the Funds’ SAI, which is incorporated by reference into this Prospectus. Additional information about the Funds’ investments is also available in the Funds’ Annual and Semi-annual Reports to shareholders. The Funds’ Annual Reports include a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge on the Funds’ website listed below and upon request (you may also request other information about the Funds or make shareholder inquiries) as follows:

By telephone:	1-800-773-3863

By mail:	Hillman Capital Management Funds
No Load Shares
c/o NC Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365

By e-mail:	info@nottinghamco.com

On the Internet:	www.hillmancapital.com

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act file number 811-10085

The Hillman Focused Advantage Fund

Class A Shares – CUSIP Number 43162P306, NASDAQ Symbol HCFAX

Class B Shares – CUSIP Number 43162P405, NASDAQ Symbol HCFBX

Class C Shares – CUSIP Number 43162P504, NASDAQ Symbol HCFCX

The Hillman Advantage Equity Fund

Class A Shares – CUSIP Number 43162P603, NASDAQ Symbol HAEAX

Class B Shares – CUSIP Number 43162P702, NASDAQ Symbol HAEBX

Class C Shares – CUSIP Number 43162P801, NASDAQ Symbol HAECX

________________________________________________________________________________________

HILLMAN CAPITAL MANAGEMENT FUNDS

Each a series of the

Hillman Capital Management Investment Trust

CLASS A SHARES

CLASS B SHARES

CLASS C SHARES

________________________________________________________________________________________

PROSPECTUS

January 28, 2008

This prospectus includes information about the two Hillman Capital Management Funds – The Hillman Focused Advantage Fund and The Hillman Advantage Equity Fund (each a “Fund” and, collectively, the “Funds”). The Hillman Focused Advantage Fund seeks long-term capital appreciation. The Hillman Advantage Equity Fund seeks maximum total return consisting of long-term capital appreciation and current income.

This prospectus relates to the Class A Shares, Class B Shares, and Class C Shares offered by the Funds. The Funds also offer an additional class of shares, No Load Shares, in a separate prospectus.

Investment Advisor

Hillman Capital Management, Inc.

7600 Wisconsin Avenue, Suite 650

Bethesda, Maryland 20814

www.hillmancapital.com

1-800-773-3863

The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Funds nor the Funds’ distributor is a bank. You should read the prospectus carefully before you invest or send money.

Page

THE FUNDS	2
Investment Objectives	2
Principal Investment Strategies	2
The Hillman Focused Advantage Fund	2
The Hillman Advantage Equity Fund	3
Principal Risks of Investing in the Funds	4
Both Funds	4
Focused Advantage Fund	4
Performance Information	5
Fees and Expenses of the Funds	8
Other Invesment Policies and Risks	10
Disclosure of Portfolio Holdings	10
MANAGEMENT OF THE FUNDS	11
The Investment Advisor	11
The Administrator	12
The Transfer Agent	12
The Distributor	12
INVESTING IN THE FUNDS	14
Purchase Options	14
Class A Shares	15
Class B Shares	17
Class C Shares	18
Purchase and Redemption Price	18
Purchasing Shares	20
Redeeming Your Shares	22
Frequent Purchases and Redemptions	24
OTHER IMPORTANT INVESTMENT INFORMATION	26
Dividends, Distributions, and Taxes	26
Financial Highlights	26
Additional Information	Back Cover

THE FUNDS

INVESTMENT OBJECTIVES

The Hillman Focused Advantage Fund (“Focused Advantage Fund”) seeks long-term capital appreciation. The Focused Advantage Fund is a non-diversified series of the Hillman Capital Management Investment Trust (“Trust”). The Hillman Advantage Equity Fund (“Advantage Equity Fund”) seeks maximum total return through a combination of long-term capital appreciation and current income. The Advantage Equity Fund is a diversified series of the Trust. The Funds’ investment objectives may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The Hillman Focused Advantage Fund

In seeking to achieve its objective, the Focused Advantage Fund invests primarily in common stocks of companies which Hillman Capital Management, Inc. (“Advisor”) believes have qualitative and quantitative competitive advantages, as described below, and have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; whose value is not currently well known; or whose value is not fully recognized by the public. As a matter of investment policy, the Focused Advantage Fund will invest so that, under normal circumstances, at least 80% of the value of its total net assets is invested in publicly traded equity securities of various issuers, including common stock, preferred stock, and securities that may be converted into or are exercisable for common or preferred stock. This investment policy may be changed without shareholder approval upon 60-days’ prior notice to shareholders.

In selecting investments for the Focused Advantage Fund, the Advisor first looks at qualitative measures of a company. Qualitative measures of a company include:

•	dominance in a particular industry or niche market;
•	management style and adaptability;
•	strength of pricing and purchasing power;
•	barriers to industry competition;
•	strength of brand or franchise with commensurate brand loyalty; and
•	quality of products and services.

If certain companies meet most or all of the qualitative measures, the Advisor then seeks to identify which of those companies possess certain positive quantitative measures and which of those companies the Advisor feels show superior prospects for growth. These companies may, in the view of the Advisor, exhibit positive changes such as a promising new product, new distribution strategy, new manufacturing technology, new management team, or new management philosophy. These companies may also be responsible for technological breakthroughs and/or unique solutions to market needs. The quantitative measures of a company include:

•	price-to-earnings ratio;
•	cash flow;
•	balance sheet strength; and
•	dividend growth potential.

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The Advisor allocates a target percentage of total portfolio value to each security it purchases. Under normal market conditions, the Advisor intends to be fully invested in equities with the portfolio comprised of approximately 20 stocks. From time to time, the Focused Advantage Fund may also focus the Fund’s assets in securities of one or more particular sectors of the economy. The sectors in which the Focused Advantage Fund may focus its investments are the financial, healthcare, retail, and technology sectors. The Advisor may sell a portfolio holding if the Advisor believes that the price of the security is overvalued or to rebalance the security to the Advisor’s targeted percentage of total portfolio value for that security.

The Hillman Advantage Equity Fund

In seeking to achieve its objective, the Advantage Equity Fund invests primarily in common stocks of companies which the Advisor believes have qualitative and quantitative competitive advantages, as described below, and have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; whose value is not currently well known; or whose value is not fully recognized by the public. As a matter of investment policy, the Advantage Equity Fund will invest so that, under normal circumstances, at least 80% of the value of its total net assets is invested in publicly traded equity securities of various issuers, including common stock, preferred stock, and securities that may be converted into or are exercisable for common or preferred stock. This investment policy may be changed without shareholder approval upon 60-days’ prior notice to shareholders.

In selecting investments for the Advantage Equity Fund, the Advisor first looks at qualitative measures of a company. Qualitative measures of a company include:

•	dominance in a particular industry or niche market;
•	management style and adaptability;
•	strength of pricing and purchasing power;
•	barriers to industry competition;
•	strength of brand or franchise with commensurate brand loyalty; and
•	quality of products and services.

If certain companies meet most or all of the qualitative measures, the Advisor then seeks to identify which of those companies possess certain positive quantitative measures and which of those companies the Advisor feels show superior prospects for growth. These companies may, in the view of the Advisor, exhibit positive changes such as a promising new product, new distribution strategy, new manufacturing technology, new management team, or new management philosophy. These companies may also be responsible for technological breakthroughs and/or unique solutions to market needs. The quantitative measures of a company include:

•	price-to-earnings ratio;
•	cash flow;
•	balance sheet strength; and
•	dividend growth potential.

The Advisor allocates a target percentage of total portfolio value to each security it purchases. Under normal market conditions, the Advisor intends to be fully invested in equities with the portfolio comprised of approximately 45 stocks. The Advisor may sell a portfolio holding if the Advisor believes that the price of the security is overvalued or to rebalance the security to the Advisor’s targeted percentage of total portfolio value for that security.

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PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Both Funds

An investment in the Funds is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that either of the Funds will be successful in meeting its investment objective. Generally, the Funds will be subject to the following additional risks:

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Market Risk. Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Funds’ performances per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in each Fund’s investment portfolio, national and international economic conditions, and general market conditions.

•

Management Style Risk. Different types of securities tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Funds may invest in growth-style stocks, their performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

•	Investment Advisor Risk. The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Funds to achieve their investment objectives.

Focused Advantage Fund

In addition to the risks outlined above, which may affect both the Focused Advantage Fund and the Advantage Equity Fund, the Focused Advantage Fund will be subject to additional risks:

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Non-diversified Status Risk. The Focused Advantage Fund is considered a non-diversified fund and therefore can invest a greater portion of its assets in securities of a single issuer or a limited number of issuers than a diversified fund. The Focused Advantage Fund may be more susceptible than a diversified fund to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investment in those securities. As a result, changes in the market value of a single issuer could cause greater fluctuation in share price than would occur in a more diversified fund.

•

Sector Focus Risk. Another area of risk involves the potential focus of the Focused Advantage Fund’s assets in securities of particular sectors. These sectors include the financial sector, healthcare sector, retail sector, and technology sector. Because the Focused Advantage Fund’s investments may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Focused Advantage Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some of the sectors in which the Focused Advantage Fund may invest could be subject to greater government regulation than other sectors and, therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The specific risks for each of the sectors in which the Focused Advantage Fund may focus its investments include additional risks as described below:

•	Financial Sector. Companies in this sector are subject to risks including extensive governmental regulation; decreased profits resulting from changes in interest rates and

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loan losses, which usually increase in economic downturns; severe price competition; and increased inter-industry consolidation and competition; all of which may adversely affect the value of those holdings.

•

Healthcare Sector. Companies in this sector are subject to extensive litigation based on product liability and similar claims; dependence on patent protection and expiration of patents; competitive forces that make it difficult to raise prices; long and costly regulatory processes; and product obsolescence; all of which may adversely affect the value of those holdings.

•

Retail Sector. Companies in this sector may be adversely affected by negative changes in the domestic and international economies, interest rates, competition, consumer confidence, disposable household income, and consumer spending. These companies are also subject to severe competition and changes in demographics and consumer tastes, which may have an adverse effect on the performance of these companies.

•

Technology Sector. The performance of companies in this sector may be adversely affected due to the intense competition both domestically and internationally; limited product lines, markets, financial resources, or personnel; rapid product obsolescence and frequent new product introduction; dramatic and unpredictable changes in growth rates; and dependence on patent and intellectual property rights.

PERFORMANCE INFORMATION

The following total returns bar charts provide an indication of the risks of investing in the Funds by showing (on a calendar year basis) changes in the Class A Shares’ average annual total returns from year to year. The annual returns for the Class B Shares and Class C Shares are expected to be substantially similar to the annual return of the Class A Shares because they are invested in the same portfolio of securities and the annual returns for the Class B Shares and Class C Shares would differ only to the extent that those classes of shares do not have the same fees and expenses. Such fees and expenses are not reflected in the bar chart below and, if these amounts were reflected, returns would be less than those shown. The Funds’ past performance is not necessarily an indication of how the Funds will perform in the future.

The average annual total returns tables provide an indication of the risks of investing in the Funds by showing how the Class A Shares’ average annual total returns for one year and since inception compare to those of a broad-based securities market index. After-tax returns are shown for only the Class A Shares. After-tax returns for the Class B Shares and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. The Funds’ past performance (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.

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Focused Advantage Fund – Class A Shares

Year to Year Total Returns

(as of December 31)

2007 - -2.76%

•	During the 1-year period shown in the bar chart above, the highest return for a calendar quarter was 5.57% (quarter ended June 30, 2007).
•	During the 1-year period shown in the bar chart above, the lowest return for a calendar quarter was (7.82)% (quarter ended December 31, 2007).
•	The calendar year-to-date return of the Focused Advantage Fund as of the most recent calendar quarter was (2.76)% (quarter ended December 31, 2007).
•	Sales loads are not reflected in the chart above. If these amounts were reflected, returns would be less than those shown.

Average Annual Total Returns Period Ended December 31, 2007[1]	Past 1 Year	Since Inception[2]
Focused Advantage Fund – Class A Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	(8.35)% (10.08)% (4.09)%	5.91% 3.63% 4.54%
Focused Advantage Fund – Class B Shares Before taxes	(6.99)%	6.95%
Focused Advantage Fund – Class C Shares Before taxes	(3.66)%	9.39%
S&P 500 Total Return Index[3]	5.49%	14.68%

1.	Maximum sales loads are reflected in the table above for the Class A Shares, Class B Shares, and Class C Shares, as applicable.
2.	July 18, 2006 (date of initial public investment of the Class A Shares, Class B Shares, and Class C Shares of the Focused Advantage Fund)
3.

The S&P 500 Total Return Index is the Standard & Poor’s Composite Stock Price Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower.

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Advantage Equity Fund – Class A Shares

Year to Year Total Returns

(as of December 31)

2007 - 0.40%

•	During the 1-year period shown in the bar chart above, the highest return for a calendar quarter was 4.71% (quarter ended June 30, 2007).
•	During the 1-year period shown in the bar chart above, the lowest return for a calendar quarter was (4.96)% (quarter ended December 31, 2007).
•	The calendar year-to-date return of the Advantage Equity Fund as of the most recent calendar quarter was 0.40% (quarter ended December 31, 2007).
•	Sales loads are not reflected in the chart above. If these amounts were reflected, returns would be less than those shown.

Average Annual Total Returns Period Ended December 31, 2007[1]	Past 1 Year	Since Inception[2]
Advantage Equity Fund – Class A Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	(5.37)% (6.49)% (2.34)%	6.84% 5.10% 5.61%
Advantage Equity Fund – Class B Shares Before taxes	(2.98)%	8.67%
Advantage Equity Fund – Class C Shares Before taxes	0.86%	11.36%
S&P 500 Total Return Index[3]	5.49%	14.68%

1.	Maximum sales loads are reflected in the table above for the Class A Shares, Class B Shares, and Class C Shares, as applicable.
2.	July 18, 2006 (date of initial public investment of the Class A Shares, Class B Shares, and Class C Shares of the Advantage Equity Fund)
3.

The S&P 500 Total Return Index is the Standard & Poor’s Composite Stock Price Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower.

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FEES AND EXPENSES OF THE FUNDS

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds:

Shareholder Fees for the Funds

(fees paid directly from your investment)

Class A	Class B	Class C

Maximum Sales Charge (Load) Imposed On Purchases

(as a percentage of offering price)	5.75% [1]	None	None

Maximum Deferred Sales Charge (Load) (as a percentage

of amount purchased or redeemed, whichever is lower)	None [2]	5.00% [3]	1.00% [4]
Redemption Fee	None	None	None

Annual Fund Operating Expenses for the Focused Advantage Fund

(expenses that are deducted from Fund assets)

Class A	Class B	Class C
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees [5]	0.25%	1.00%	1.00%
Other Expenses [5]	0.46%	0.46%	0.46%
Total Annual Fund Operating Expenses[5,6]	1.71%	2.46%	2.46%

Annual Fund Operating Expenses for the Advantage Equity Fund

(expenses that are deducted from Fund assets)

Class A	Class B	Class C
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees [5]	0.25%	1.00%	1.00%
Other Expenses [5]	1.15%	1.15%	1.15%
Total Annual Fund Operating Expenses [5,6]	2.40%	3.15%	3.15%

1    The initial sales charge on Class A Shares is reduced for purchases of $25,000 or more and eliminated for purchases of $1,000,000 or more.

2    A contingent deferred sales charge of 1.00% is imposed on Class A Shares redeemed within one year of a purchase of $1 million or more. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less.

3    A contingent deferred sales charge is imposed on Class B Shares redeemed within six years of purchase at the following rates: 5.00% for redemptions within the first year, 4.00% for the second and third years, 3.00% for the fourth year, 2.00% for the fifth year, and 1.00% for the sixth year. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less. Class B Shares automatically convert to Class A Shares after the eighth year, without the imposition of any sales load.

4    A contingent deferred sales charge of 1.00% is imposed on Class C Shares redeemed within one year of purchase. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less. Class C Shares automatically convert to No Load Shares after the tenth year.

5    A portion of the “Distribution and/or Service 12b-1 Fees” was waived during the fiscal year ended September 30, 2007, but is reflected in the table above. “Other Expenses” are based upon actual expenses incurred by the Class A, Class B and Class C Shares of the Funds for the fiscal year ended September 30, 2007 and include expenses incurred indirectly as a result of investments in other funds (“Acquired Fund Fees and Expenses”). Consequently, the “Total Annual Fund Operating Expenses” might not match the ratio of gross expenses to average net assets listed in the Funds’ Financial

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Highlights since that ratio reflects the operating expenses of the Funds without including Acquired Fund Fees and Expenses and waived 12b-1 fees. For this period, Acquired Fund Fees and Expenses were less than 0.01%.

6    For the fiscal year ended September 30, 2007, the Advisor and certain other Fund service providers agreed to voluntarily waive or reduce certain expenses of the Funds. As a result of these voluntary waivers, for this period the net total fund operating expenses of the Class A Shares, Class B Shares, and Class C Shares of the Focused Advantage Fund was 1.48%, 2.16%, and 2.44% of the average daily net assets of those classes of shares of the Fund, respectively, and the net total fund operating expenses of the Class A Shares, Class B Shares, and Class C Shares of the Advantage Equity Fund was 1.24% of the average daily net assets of each of those classes of shares of the Fund. There can be no assurance that these voluntary waivers will continue in the future.

Example: This example shows you the expenses you may pay over time by investing in each of the Funds. Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Funds versus other mutual funds. The example assumes the following conditions:

(1)	You invest $10,000 in one of the Funds for the periods shown;
(2)	You reinvest all dividends and distributions;
(3)	You redeem all of your shares at the end of those periods;
(4)	You earn a 5% total return; and
(5)	The Funds’ operating expenses remain the same.

Although your actual costs may be higher or lower, the following tables show you what your costs may be under the conditions listed above.

Focused Advantage Fund	1 Year	3 Years	5 Years	10 Years
Class A Shares [1]	$739	$1,083	$1,450	$2,478
Class B Shares [2,3]	$749	$1,167	$1,511	$2,611
Class C Shares [3]	$349	$767	$1,311	$2,796

Advantage Equity Fund	1 Year	3 Years	5 Years	10 Years
Class A Shares [1]	$804	$1,280	$1,782	$3,154
Class B Shares [2,3]	$818	$1,371	$1,849	$3,285
Class C Shares [3]	$418	$971	$1,649	$3,457

The following tables show you what your costs may be if you did not redeem your shares.

Focused Advantage Fund	1 Year	3 Years	5 Years	10 Years
Class A Shares [1]	$739	$1,083	$1,450	$2,478
Class B Shares [2]	$249	$767	$1,311	$2,611
Class C Shares	$249	$767	$1,311	$2,796

Advantage Equity Fund	1 Year	3 Years	5 Years	10 Years
Class A Shares [1]	$804	$1,280	$1,782	$3,154
Class B Shares [2]	$318	$971	$1,649	$3,285
Class C Shares	$318	$971	$1,649	$3,457

[1]	Reflects the maximum initial sales charge in the first year after purchase.

[2]	Reflects the conversion of Class B Shares to Class A Shares eight years after purchase.

[3]	Reflects the applicable contingent deferred sales charge.

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OTHER INVESTMENT POLICIES AND RISKS

As a temporary defensive measure in response to adverse market, economic, political, or other conditions or to meet liquidity, redemption, and short-term investing needs, the Funds may, from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and, to the extent permitted by applicable law and the Funds’ investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of each Fund’s assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Funds would indirectly pay both the Fund’s expenses and the expenses relating to those other investment companies with respect to the Fund’s assets invested in such investment companies. To the extent the Funds are invested for temporary defensive purposes, it will not be pursuing and may not achieve its investment objective.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds may, from time to time, make available portfolio holdings information, including the complete portfolio holdings as of the end of each calendar month, at the following website, http://www.nottinghamco.com. To reach this information, select the link “Fund Search” found in the top right-hand corner of the home page. Search for the Funds using key words such as “Hillman” and then select the link for the Focused Advantage Fund or the Advantage Equity Fund on the Fund Search Results page. Under the section entitled “Portfolio Holdings,” there will be a link to the list of the Fund’s complete portfolio holdings entitled “Click To View.” This information is generally posted to the website within ten days of the end of each calendar month and remains available until new information for the next calendar month is posted. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”).

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MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISOR

The Advisor is Hillman Capital Management, Inc., 7600 Wisconsin Avenue, Suite 650, Bethesda, Maryland 20814. The Advisor serves in that capacity pursuant to an investment advisory contract with the Trust on behalf of the Funds. The Advisor is registered as an investment advisor with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. Subject to the authority of the Board of Trustees of the Trust (“Trustees”), the Advisor provides guidance and policy direction in connection with its daily management of the Funds’ assets. The Advisor manages the investment and reinvestment of the Funds’ assets. The Advisor is also responsible for the selection of broker-dealers through which the Funds execute portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Funds.

The Advisor has served as a registered investment advisor to the Funds since their inception. The executives and members of the advisory staff of the Advisor also have extensive experience in other capacities in managing investments for clients including individuals, corporations, non-taxable entities, and other business and private accounts since the firm was founded in 1998. As of December 31, 2007, the Advisor had approximately $1.3 billion in assets under management.

The Funds are managed primarily by Mark A. Hillman, who has overall responsibility for the day-to-day management of the Funds’ portfolios and has managed the Funds’ since their inception. Mr. Hillman is the founder and controlling shareholder of the Advisor. Mr. Hillman has served as President of the Advisor since 1998. The Funds’ SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Funds.

The Advisor’s Compensation. As compensation for the investment advisory services provided to the Funds, the Advisor receives monthly compensation based on each Fund’s average daily net assets at the annual rate of 1.00%. During the Funds’ most recent fiscal year ending September 30, 2007, the Advisor voluntarily waived a portion of the advisory fees for each of the Funds. Accordingly, the amount of compensation received as a percentage of average net assets of each of the Funds during the last fiscal year was as follows:

Fees Paid to the Advisor
Fund	as a Percentage of Average Net Assets
Focused Advantage Fund	0.77%
Advantage Equity Fund	0.12%

Disclosure Regarding Approval of the Investment Advisory Contract. A discussion regarding the Trustees’ basis for approving the renewal of the investment advisory contract for the Funds is available in the Funds’ semi-annual report to shareholders for the six-month period ended March 31, 2007 and, when available, in the semi-annual report for the six-month period ending March 31, 2008. You may obtain a copy of these semi-annual reports, free of charge, upon request to the Funds.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. The Advisor may not consider sales of shares of the Funds as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the

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Funds’ shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts.

When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for the Funds with those to be sold or purchased for other advisory accounts managed by the Advisor. In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner that the Advisor believes to be fair and reasonable to the Funds and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair and reasonable to the Funds and the participating accounts, with any exceptions to such methods involving the Trust being reported by the Advisor to the Trustees.

The Investment Company Act of 1940, as amended (“1940 Act”), generally prohibits the Funds from engaging in principal securities transactions with an affiliate of the Advisor. Thus, the Funds do not engage in principal transactions with any affiliate of the Advisor. The Funds have adopted procedures, under Rule 17e-1 under the 1940 Act, that are reasonably designed to provide that any brokerage commission the Funds pay to an affiliate of the Advisor does not exceed the usual and customary broker’s commission. In addition, the Funds will adhere to Section 11(a) of the Securities Exchange Act of 1934, as amended, and any applicable rules thereunder governing floor trading.

THE ADMINISTRATOR

The Nottingham Company (“Administrator”) assists the Trust in the performance of its administrative responsibilities to the Funds, coordinates the services of each vendor to the Funds, and provides the Funds with certain administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide services to the Funds.

THE TRANSFER AGENT

NC Shareholder Services, LLC (“Transfer Agent”) serves as the transfer agent and dividend-disbursing agent of the Funds. As indicated later in the section of this Prospectus entitled “Investing in the Funds,” the Transfer Agent will handle your orders to purchase and redeem shares of the Funds and will disburse dividends paid by the Funds.

THE DISTRIBUTOR

Capital Investment Group, Inc. (“Distributor”) is the principal underwriter and distributor of the Funds’ shares and serves as the Funds’ exclusive agent for the distribution of the Funds’ shares. The Distributor may sell the Funds’ shares to or through qualified securities dealers or others.

Distribution Plans. Each of the Funds has adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act (“Distribution Plans”). The Distribution Plans provide that each of the Funds will compensate the Distributor with assets attributable to the Class A Shares, Class B Shares, and Class C Shares for activities primarily intended to result in the sale of those shares or the servicing of those shares, including to compensate entities for providing distribution and

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shareholder servicing with respect to those shares (this compensation is commonly referred to as “12b-1 fees”). Pursuant to the Distribution Plans, each of the Funds may annually pay the Distributor up to 0.25% of the average daily net assets attributable to its Class A Shares and up to 1.00% of the average daily net assets attributable to its Class B Shares and Class C Shares. The 0.25% fee for the Class A Shares is a service fee. The 1.00% fee for the Class B Shares and Class C Shares is comprised of a 0.25% service fee and a 0.75% distribution fee. Because the 12b-1 fees are paid out of the Funds’ assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales loads.

Other Expenses. In addition to the 12b-1 fees and the investment advisory fees, the Funds pay all expenses not assumed by the Funds’ Advisor or other service providers, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Funds, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

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INVESTING IN THE FUNDS

PURCHASE OPTIONS

The Funds offer three different classes of shares through this Prospectus. The Funds also offer an additional class of shares, No Load Shares, in a separate prospectus. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Funds. The share classes available to an investor may vary depending on how the investor wishes to purchase shares of the Funds.

Class A Shares

•	A front-end sales charge, as described below.
•	Distribution and service plan (Rule 12b-1) fees of 0.25%.
•	A 1.00% contingent deferred sales charge on shares redeemed within one year of a purchase of $1 million or more.
•	$5,000 minimum initial investment ($2,000 for IRA and Keogh Plans).
•	No purchase maximum.
•	No conversion.

Class B Shares

•	No front-end sales charge.
•	Distribution and service plan (Rule 12b-1) fees of 1.00%.
•	A contingent deferred sales charge, as described below.
•	$5,000 minimum initial investment ($2,000 for IRA and Keogh Plans).
•	$50,000 purchase maximum per transaction.
•	Automatic conversion to Class A Shares eight years after purchase.

Class C Shares

•	No front-end sales charge.
•	Distribution and service plan (Rule 12b-1) fees of 1.00%.
•	A 1.00% contingent deferred sales charge on shares redeemed within one year of purchase.
•	$5,000 minimum initial investment ($2,000 for IRA and Keogh Plans).
•	$500,000 purchase maximum per transaction.
•	Automatic conversion to No Load Shares ten years after purchase.

When you purchase shares of a Fund, you must choose a share class. If none is chosen, your investment will be made in Class A Shares.

Information regarding the Funds’ sales charges, as well as information regarding reduced sales charges and waived sales charges, and the terms and conditions for the purchase, pricing, and redemption of Fund shares is not available on the Funds’ website since the Funds’ website contains limited information. Further information is available free of charge by calling the Funds at 1-800-773-3863.

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CLASS A SHARES

Class A Shares are sold subject to a maximum sales charge of 5.75%, so that the term “offering price” includes the front-end sales load. Shares are redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other broker-dealer authorized to sell shares of the Funds. The minimum initial investment is $5,000 ($2,000 for IRA and Keogh Plans). The minimum additional investment is $500 ($100 for those participating in an automatic investment plan). The Funds may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment. There is no maximum purchase per transaction.

Sales Charges. The public offering price of Class A Shares of the Funds is the net asset value per share plus a sales charge. The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:

Amount of Transaction At Public Offering Price	Sales Charge As % of Public Offering Price	Sales Charge As % of Net Amount Invested	Dealer Discounts and Brokerage Commissions As % of Public Offering Price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00%	5.26%	4.25%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $750,000	2.00%	2.04%	1.60%
$750,000 but less than $1,000,000	1.50%	1.52%	1.20%
$1,000,000 or more*	None	None	None

*  A contingent deferred sales charge of 1.00% is imposed on shares redeemed within one year of a purchase of $1 million or more. The charge is imposed and calculated in the same manner as the charge for Class C Shares.

From time to time, dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated, or amended. The Distributor, at its expense, may, from time to time, provide additional promotional incentives to dealers who sell Fund shares.

Reduced Sales Charges. Consistent with the policies of this Prospectus, certain investments may be combined for purposes of purchasing Class A Shares with a lower sales charge.

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Aggregating Accounts. Investors and members of the same family may aggregate investments in Class A Shares held in all accounts (e.g., non-retirement and retirement accounts) at the Funds and/or with financial intermediaries in order to obtain a reduced sales charge.

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Concurrent Purchases. For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of Class A Shares of the Focused Advantage Fund and the Advantage Equity Fund. This privilege may be modified or eliminated at any time by the Trust without notice.

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Rights of Accumulation. The sales charge applicable to a purchase of Class A Shares by an investor is determined by adding the purchase price of the shares to be purchased, including any concurrent purchases as described above, to the aggregate value of Class A Shares of the Funds previously purchased and then owned, provided the Distributor is notified by the investor or his/her broker-dealer each time a purchase is made which would so qualify. For example, an investor who is purchasing Class A Shares with an aggregate value of $50,000 and who currently owns Class A Shares of the Funds with an aggregate value of $200,000 would pay a sales charge of 2.50% of the offering price on the new investment.

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Letter of Intent. Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated 13-month period by completing the “Letter of Intent” section of the Fund Shares Application. Information about the “Letter of Intent” procedures, including its terms, is contained in the SAI and on the Fund Shares Application.

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Group Plans. Shares of the Funds may be sold at a reduced or eliminated sales charge to certain Group Plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by its employees, members, or participants. Information about such arrangements is available from the Distributor.

In order to obtain a reduced sales charge, it may be necessary at the time of purchase for an investor to inform the Funds, the Distributor, or his/her broker-dealer of the existence of other accounts or purchases which are eligible to be aggregated in order to obtain a reduced sales charge. An investor may be required to provide the Funds, the Distributor, or his/her broker-dealer certain information to verify his/her eligibility for a reduced sales charge. This information may include, to the extent applicable, the following: (i) information or records regarding shares of the Funds eligible to be aggregated that are in all accounts held at the Funds by the investor; (ii) information or records regarding shares of the Funds eligible to be aggregated that are in accounts held at broker-dealers by the investor; and (iii) information or records regarding shares of the Funds eligible to be aggregated that are in accounts held at the Funds or at any broker-dealers by related parties of the investor, such as members of the same family or certain qualified groups. See the SAI for additional information on reduced sales charges.

Waived Sales Charges. Under certain conditions, Class A Shares of the Funds may be purchased without a front-end sales charge. These conditions may include purchases made through or by the following:

•	Employee benefit plans having more than 25 eligible employees or a minimum of $250,000.
•	Employees of dealers that are members of the National Association of Securities Dealers, Inc. (NASD), members of their immediate families, and their employee benefit plans.
•	Certain trust companies, bank trust departments, and investment advisers that invest on behalf of their clients and charge account management fees.
•	Participants in “no transaction fee” programs of discount brokerages that maintain an omnibus account with the Funds.
•	Individuals investing distributions from tax-deferred savings and retirement plans.
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Individuals purchasing shares with redemption proceeds (made within the previous 180 days) of another mutual fund where a sales charge has previously been charged (proof of the redemption date may be required).

The Advisor may also waive the front-end sales charges under certain other conditions. Please contact the Advisor or the Distributor to determine eligibility for waived front-end sales charges.

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CLASS B SHARES

Class B Shares are sold at net asset value. Shares may be purchased by any account managed by the Advisor and any other broker-dealer authorized to sell shares of the Funds. The minimum initial investment is $5,000 ($2,000 for IRA and Keogh Plans). The minimum additional investment is $500 ($100 for those participating in an automatic investment plan). The Funds may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment. The maximum purchase per transaction is $50,000.

Contingent Deferred Sales Charges. If you redeem your Class B Shares within the first six years of purchase, you may be subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on the redemption proceeds according to the following schedule:

Year of Redemption After Purchase	Contingent Deferred Sales Charge
First	5.00%
Second	4.00%
Third	4.00%
Fourth	3.00%
Fifth	2.00%
Sixth	1.00%
Seventh and Following	None

The contingent deferred sales charge is calculated as a percentage of the net asset value of the Class B Shares at the time of purchase or redemption by first determining whichever value is lower and then multiplying that value by the applicable percentage. The contingent deferred sales charge will be paid to the Distributor for providing distribution-related services with respect to the sale of Class B Shares of the Funds. The Distributor, as paying agent for the Funds, may pay all or a portion of the contingent deferred sales charge to the broker-dealers, banks, insurance companies, and other financial intermediaries that make Class B Shares available in exchange for their services. The Distributor may also retain a portion of the contingent deferred sales charge.

To determine if the contingent deferred sales charge applies to a redemption, the Funds redeem shares in the following order: (i) shares acquired by reinvestment of dividends and capital gains distributions; and then (ii) shares held for the longest period. Shares acquired through the reinvestment of dividends or distribution of capital gains will not be subject to a contingent deferred sales charge.

The contingent deferred sales charge imposed on Class B Shares redeemed within six years of purchase may be waived in certain circumstances. See “Redeeming Your Shares – Contingent Deferred Sales Charge Waivers” below.

If you hold Class B Shares for eight years, they will automatically convert to Class A Shares without the payment of a sales load. Purchases of Class B Shares made on any day during a calendar month will age, for the purpose of conversion, one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

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CLASS C SHARES

Class C Shares are sold at net asset value. Shares may be purchased by any account managed by the Advisor and any other broker-dealer authorized to sell shares of the Funds. The minimum initial investment is $5,000 ($2,000 for IRA and Keogh Plans). The minimum additional investment is $500 ($100 for those participating in an automatic investment plan). The Funds may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment. The maximum purchase per transaction is $500,000.

Contingent Deferred Sales Charges. If you redeem your Class C Shares within the first year of purchase you may be subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on the redemption proceeds according to the following schedule:

Year of Redemption After Purchase	Contingent Deferred Sales Charge
First	1.00%
Second and Following	None

The contingent deferred sales charge is calculated as a percentage of the net asset value of the Class C Shares at the time of purchase or redemption by first determining whichever value is lower and then multiplying that value by 1%. The contingent deferred sales charge will be paid to the Distributor for providing distribution-related services with respect to the sale of Class C Shares of the Funds. The Distributor, as paying agent for the Funds, may pay all or a portion of the contingent deferred sales charge to the broker-dealers, banks, insurance companies, and other financial intermediaries that make Class C Shares available in exchange for their services. The Distributor may also retain a portion of the contingent deferred sales charge.

To determine if the contingent deferred sales charge applies to a redemption, the Funds redeem shares in the following order: (i) shares acquired by reinvestment of dividends and capital gains distributions; and then (ii) shares held for the longest period. Shares acquired through the reinvestment of dividends or distribution of capital gains will not be subject to a contingent deferred sales charge.

The contingent deferred sales charge imposed on Class C Shares redeemed within the first year of purchase may be waived in certain circumstances. See “Redeeming Your Shares – Contingent Deferred Sales Charge Waivers” below.

If you hold Class C Shares for ten years, they will automatically convert to No Load Shares, which are offered in a separate prospectus. No Load Shares are subject to distribution and service plan (Rule 12b-1) fees of 0.25%. Purchases of Class C Shares made on any day during a calendar month will age, for the purpose of conversion, one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

PURCHASE AND REDEMPTION PRICE

Determining a Fund’s Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received, subject to the order being accepted by the Funds in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. A Fund’s net asset value per share for each class of shares is calculated by dividing the value of the Fund’s total assets attributable to that class, less liabilities (including Fund expenses, which are

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accrued daily) attributable to that class, by the total number of outstanding shares of that Fund attributable to that class. The Funds’ net asset value per share for each class of shares is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Funds do not calculate net asset value on business holidays when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of the Fund’s total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Funds normally use third party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Funds’ net asset value calculation. Pursuant to policies adopted by the Trustees, the Advisor consults with the Administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees (or the Trust’s Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Funds’ policies regarding fair value pricing are intended to result in a calculation of the Funds’ net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available using the Funds’ normal pricing procedures. If such fair value price differs from the price that would have been determined using the Funds’ normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Funds’ normal pricing procedures. The performance of the Funds may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Funds’ normal pricing procedures. The Funds may also not be able to receive the portfolio security’s fair value if the Funds should sell the security. The Trustees monitor and evaluate the Funds’ use of fair value pricing, and periodically review the results of any fair valuation under the Funds’ policies.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for each of the Funds. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after tender. Each of the Funds may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of each of the Funds’ shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

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PURCHASING SHARES

Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of each Fund. In addition, orders will be deemed to have been received by the Funds when an authorized broker, or broker-authorized designee, receives the order, subject to the order being accepted by the Funds in good form. The orders will be priced at the particular fund’s net asset value next computed after the orders are received by the authorized broker, or broker-authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Regular Mail Orders. Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. Cash, money orders, and traveler’s checks will not be accepted by the Funds. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, or Transfer Agent. The particular Fund(s) will charge a $35 fee and may redeem shares of the Fund(s) owned by the purchaser or another identically registered account in another series of the Trust to recover any such losses. For regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to the applicable Fund, to:

Hillman Capital Management Funds

Class A Shares, Class B Shares, or Class C Shares(please specify)

c/o NC Shareholder Services

116 South Franklin Street

Post Office Box 4365

Rocky Mount, North Carolina 27803-0365

Please remember to add a reference to the applicable Fund to your check to ensure proper credit to your account. The application must contain your Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”). If you have applied for a SSN or TIN prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN and TIN are met.

Bank Wire Purchases. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Funds at 1-800-773-3863 for wire instructions and to advise the Funds of the investment, dollar amount, and the account identification number.

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $500. Before adding funds by bank wire, please call the Funds at 1-800-773-3863 for wire instructions and to advise the Funds of the investment, dollar amount, and the account identification number. Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Purchases In Kind. You may, if the Advisor approves, purchase shares of the Funds with securities that are eligible for purchase by the Funds (consistent with that particular Fund’s investment restrictions, policies, and goal) and that have a value that is readily ascertainable in

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accordance with the particular Fund’s valuation policies. To ascertain whether your securities will qualify to be accepted as a purchase in kind for a particular Fund, please contact the Advisor at 1-800-773-3863 . If accepted, the securities will be valued using the same criteria and methods for valuing securities to compute that particular Fund’s net asset value.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the respective Fund will automatically charge the shareholder’s checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the appropriate Fund.

Exchange Feature. You may exchange shares of any of the Hillman Capital Management Funds for shares of the same class of any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. Shares may be exchanged for shares of the same class of any other series of the Trust at the net asset value. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Stock Certificates. The Funds normally do not issue stock certificates. Evidence of ownership of shares is provided through entry in each Fund’s share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), the Funds are required to obtain, verify, and record information to enable the Funds to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the appropriate Fund(s) will ask for the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow a Fund to identify the investor. A Fund may also ask to see the investor’s driver’s license or other identifying documents. An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Fund receives this required information. If after opening the investor’s account, the Fund is unable to verify the investor’s identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor. Such redemptions will not be subject to an otherwise applicable contingent deferred sales charge. If the Fund closes an investor’s account because the Fund was unable to verify the investor’s identity, the Fund will value the account in accordance with the Fund’s next net asset value calculated after the investor’s account is closed. In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment. The Fund will not be responsible for any losses incurred due to the Fund’s inability to verify the identity of any investor opening an account.

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REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

Hillman Capital Management Funds

Class A Shares, Class B Shares, or Class C Shares(please specify)

c/o NC Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365

Regular mail redemption requests should include the following:

(1)

Your letter of instruction specifying the applicable Fund, class of shares, account number, and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

(2)	Any required signature guarantees (see “Signature Guarantees” below); and
(3)	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other entities.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. The Funds may delay forwarding a redemption check for recently purchased shares while the Funds determine whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Funds by telephone. You may also redeem shares by bank wire under certain limited conditions. Each of the Funds will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing, using the instructions above.

Each of the Funds may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include the following:

(1)	Name of Fund and class of shares;
(2)	Shareholder(s) name and account number;
(3)	Number of shares or dollar amount to be redeemed;
(4)	Instructions for transmittal of redemption proceeds to the shareholder; and
(5)	Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Funds.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). Redemption proceeds cannot be wired on days in which your financial institution is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Funds. See “Signature Guarantees” below.

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Each of the Funds, in its discretion, may choose to pass through to redeeming shareholders any charges imposed by the Funds’ custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Funds, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by regular mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Funds at 1-800-773-3863 . Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Funds. Telephone redemption privileges authorize the Funds to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Funds to be genuine. Each of the Funds will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Funds will not be liable for any losses due to fraudulent or unauthorized instructions. The Funds will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of one or more of the Funds valued at $10,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount (not less than $100). Each month or quarter, as specified, the particular Fund(s) will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Funds or paid in cash. Contingent deferred sales charges will not apply to shares redeemed under this plan; however, for Class B Shares, redemptions pursuant to a systematic withdrawal plan will be subject to an annual limit. See “Redeeming Your Shares – Contingent Deferred Sales Charge Waivers” below. Call or write the Funds for an application form.

Minimum Account Size. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $5,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30-days’ prior written notice. If the shareholder brings his account net asset value up to at least $5,000 during the notice period, the account will not be redeemed. Redemptions due to account size will not be subject to an otherwise applicable contingent deferred sales charge. Redemptions from retirement accounts may be subject to federal income tax.

Redemptions In Kind. The Funds do not intend, under normal circumstances, to redeem their shares by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of a Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Funds’ net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of that Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) 1% of the Fund’s net asset value at the beginning of such period.

Signature Guarantees. To protect your account and the Funds from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions

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where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Contingent Deferred Sales Charge Waivers. The contingent deferred sales charge imposed on Class B Shares and Class C Shares may be waived in the following circumstances:

•	Permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased.
•	Tax-free returns of excess contributions to IRAs.
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Redemption upon the death or permanent disability of the shareholder if made within one year of the death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

•	Redemptions of Class C Shares pursuant to a systematic withdrawal plan.
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For Class B Shares, redemptions pursuant to a systematic withdrawal plan, up to a maximum of 12% per year of a shareholder’s account value based on the value of the account at the time the systematic withdrawal plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

•	Mandatory distributions from a tax-deferred retirement plan or IRA.

If you wish to request that a contingent deferred sales charge be waived for one of the reasons stated above, contact your broker-dealer, bank, insurance company, or other financial intermediary, or the Funds. Such waiver requests must be made at the time of redemption.

Reinstatement Privilege. If you sell Class B or Class C Shares of the Funds, you may reinvest some or all of the proceeds in the same share class within 90 days without a contingent deferred sales charge. Reinstated Class B or Class C Shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. This privilege can only be used once per calendar year. If you want to use the reinstatement privilege, contact your financial representative or broker-dealer.

Miscellaneous. The Funds reserves the right to (i) refuse to accept any request to purchase shares of the Funds for any reason; (ii) suspend any redemption request involving recently purchased shares until the check for the recently purchased shares has cleared; or (iii) suspend their offering of shares at any time.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions (“Frequent Trading”) of shares of the Funds may present a number of risks to other shareholders of the Funds. These risks may include, among other things, dilution in the value of shares of the Funds held by long-term shareholders, interference with the efficient management by the Advisor of the Funds’ portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Funds’ portfolio securities,

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as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Funds could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Funds may face unfavorable impacts as portfolio securities concentrated in certain sectors may be more volatile than investments across broader ranges of industries. Sector-specific market or economic developments may make it more difficult to sell a significant amount of shares at favorable prices to meet redemptions. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Funds. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Trustees have adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Funds. Under the Funds’ policy, the Advisor has the discretion to refuse to accept further purchase and/or exchange orders from an investor if the Advisor believes the investor has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders. To assist the Advisor in identifying possible Frequent Trading patterns, the Transfer Agent provides a daily record of each Fund’s shareholder trades to the Advisor. The Transfer Agent also assists the Advisor in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading. Under the Funds’ policy regarding Frequent Trading, the Funds intend to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s); (ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period. In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in that Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction.

This policy is intended to apply uniformly, except that the Funds may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks (“Intermediary Accounts”). Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange shares of a Fund without the identity of the particular shareholders being known to the Fund. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange shares of a Fund without the identity of the underlying shareholder being known to the Fund. Accordingly, the ability of the Funds to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that the Funds could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. The policy will also not apply if the Advisor determines that a purchase and redemption pattern is not a Frequent Trading pattern intended to respond to short-term fluctuations in the securities markets, such as inadvertent errors that result in frequent purchases and redemptions. Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where an investor unintentionally or mistakenly invests in a Fund and redeems immediately after recognizing the error). The investor shall have the burden of proving to the sole satisfaction of the Advisor that a frequent purchase and redemption pattern was a result of an inadvertent error. In such a case, the Advisor may choose to accept further purchase and/or exchange orders for such investor account.

25

OTHER IMPORTANT INVESTMENT INFORMATION

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Fund.

The Funds will distribute most of their income and realized gains to their shareholders every year. Dividends paid by the Funds derived from net investment income, if any, will generally be paid monthly or quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Funds will not be taxed on amounts they distribute, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Funds in cash or are reinvested in additional Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28% for 2008) for all taxable distributions payable to shareholders who fail to provide a Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand the financial performance of each Fund’s Class A Shares, Class B Shares, and Class C shares since the inception of those classes on July 18, 2006. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). The financial data included in the tables below have been derived from audited financial statements of the Funds. The financial data in the tables for the fiscal year ended September 30, 2007 and the fiscal period ended September 30, 2006 have been audited by Briggs, Bunting & Dougherty, LLP, an independent registered public accounting firm, whose reports covering such periods is incorporated by reference into the SAI. This information should be read in conjunction with the Funds’ latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, copies of which may be obtained at no charge by calling the Funds. Further information about the performance of the Funds is contained in the Annual Reports of the Funds, copies of which may also be obtained at no charge by calling the Funds at 1-800-773-3863.

26

FOCUSED ADVANTAGE FUND - CLASS A SHARES

	Year ended September 30, 2007	Period ended September 30, 2006 (a)
Net asset value, beginning of period	$15.31	$13.97
Income from investment operations Net investment income Net realized and unrealized gain on investments Total from investment operations	0.06 2.03 2.09	0.03 1.33 1.36
Distribution to shareholders from Net investment income Net realized gain on investment transactions Total distributions	(0.15) (1.04) (1.19)	(0.02) -- (0.02)
Net asset value, end of period	$16.21	$15.31
Total return (b)	14.03%	9.74%
Ratios/supplemental data
Net assets, end of period (in thousands) Average net assets for the period (in thousands)	$589 $269	$11 $10
Ratio of gross expenses to average net assets (c) Ratio of net expenses to average net assets (c)	1.71% 1.48%	1.58% (d) 1.24% (d)
Ratio of net investment income to average net assets	0.60%	0.93% (d)
Portfolio turnover rate	37.86%	43.27%
(a)	For the period from July 18, 2006 (date of initial public investment) to September 30, 2006.
(b)	Not annualized and does not reflect payment of sales charges.
(c)	The expense ratios reflect total expenses prior to any fee waivers by service providers (gross expense ratio) and after any fee waivers by service providers (net expense ratio).
(d)	Annualized.

27

FOCUSED ADVANTAGE FUND - CLASS B SHARES

	Year ended September 30, 2007	Period ended September 30, 2006 (a)
Net asset value, beginning of period	$15.33	$13.97
Income from investment operations Net investment income Net realized and unrealized gain on investments Total from investment operations	0.03 1.90 1.93	0.03 1.33 1.36
Distribution to shareholders from Net investment income Net realized gain on investment transactions Total distributions	(0.11) (1.04) (1.15)	-- -- --
Net asset value, end of period	$16.11	$15.33
Total return (b)	12.92%	9.74%
Ratios/supplemental data
Net assets, end of period (in thousands) Average net assets for the period (in thousands)	$120 $35	$11 $10
Ratio of gross expenses to average net assets (c) Ratio of net expenses to average net assets (c)	2.16% 1.93%	1.58% (d) 1.24% (d)
Ratio of net investment income to average net assets	0.15%	0.93% (d)
Portfolio turnover rate	37.86%	43.27%
(a)	For the period from July 18, 2006 (date of initial public investment) to September 30, 2006.
(b)	Total return does not reflect payment of sales charges.
(c)	The expense ratios reflect total expenses prior to any fee waivers by service providers (gross expense ratio) and after any fee waivers by service providers (net expense ratio).
(d)	Annualized.

28

FOCUSED ADVANTAGE FUND - CLASS C SHARES

	Year ended September 30, 2007	Period ended September 30, 2006 (a)
Net asset value, beginning of period	$15.33	$13.97
Income from investment operations Net investment income Net realized and unrealized gain on investments Total from investment operations	0.01 1.91 1.92	0.03 1.33 1.36
Distribution to shareholders from Net investment income Net realized gain on investment transactions Total distributions	(0.06) (1.04) (1.10)	-- -- --
Net asset value, end of period	$16.15	$15.33
Total return (b)	13.01%	9.74%
Ratios/supplemental data
Net assets, end of period (in thousands) Average net assets for the period (in thousands)	$592 $390	$11 $10
Ratio of gross expenses to average net assets (c) Ratio of net expenses to average net assets (c)	2.44% 2.21%	1.58% (d) 1.24% (d)
Ratio of net investment income (loss) to average net assets	(0.13) %	0.93% (d)
Portfolio turnover rate	37.86%	43.27%
(a)	For the period from July 18, 2006 (date of initial public investment) to September 30, 2006.
(b)	Total return does not reflect payment of sales charges.
(c)	The expense ratios reflect total expenses prior to any fee waivers by service providers (gross expense ratio) and after any fee waivers by service providers (net expense ratio).
(d)	Annualized.

29

ADVANTAGE EQUITY FUND - CLASS A SHARES

	Year ended September 30, 2007	Period ended September 30, 2006 (a)
Net asset value, beginning of period	$13.79	$12.62
Income from investment operations Net investment income Net realized and unrealized gain on investments Total from investment operations	0.10 1.55 1.65	0.02 1.17 1.19
Distribution to shareholders from Net investment income Net realized gain on investment transactions Total distributions	(0.04) (1.02) (1.06)	(0.02) -- (0.02)
Net asset value, end of period	$14.38	$13.79
Total return (b)	12.36%	9.43%
Ratios/supplemental data
Net assets, end of period (in thousands) Average net assets for the period (in thousands)	$12 $12	$11 $10
Ratio of gross expenses to average net assets (c) Ratio of net expenses to average net assets (c)	2.15% 1.24%	2.23% (d) 1.24% (d)
Ratio of net investment income to average net assets	0.76%	0.91% (d)
Portfolio turnover rate	12.18%	38.18%
(a)	For the period from July 18, 2006 (date of initial public investment) to September 30, 2006.
(b)	Total return does not reflect payment of sales charges.
(c)	The expense ratios reflect total expenses prior to any fee waivers by service providers (gross expense ratio) and after any fee waivers by service providers (net expense ratio).
(d)	Annualized.

30

ADVANTAGE EQUITY FUND - CLASS B SHARES

	Year ended September 30, 2007	Period ended September 30, 2006 (a)
Net asset value, beginning of period	$13.81	$12.62
Income from investment operations Net investment income Net realized and unrealized gain on investments Total from investment operations	0.10 1.55 1.65	0.02 1.17 1.19
Distribution to shareholders from Net investment income Net realized gain on investment transactions Total distributions	-- (1.02) (1.02)	-- _-- --
Net asset value, end of period	$14.44	$13.81
Total return (b)	12.33%	9.43%
Ratios/supplemental data
Net assets, end of period (in thousands) Average net assets for the period (in thousands)	$12 $12	$11 $10
Ratio of gross expenses to average net assets (c) Ratio of net expenses to average net assets (c)	2.15% 1.24%	2.23% (d) 1.24% (d)
Ratio of net investment income to average net assets	0.76%	0.91% (d)
Portfolio turnover rate	12.18%	38.18%
(a)	For the period from July 18, 2006 (date of initial public investment) to September 30, 2006.
(b)	Total return does not reflect payment of sales charges.
(c)	The expense ratios reflect total expenses prior to any fee waivers by service providers (gross expense ratio) and after any fee waivers by service providers (net expense ratio).
(d)	Annualized.

31

ADVANTAGE EQUITY FUND - CLASS C SHARES

	Year ended September 30, 2007	Period ended September 30, 2006 (a)
Net asset value, beginning of period	$13.81	$12.62
Income from investment operations Net investment income Net realized and unrealized gain on investments Total from investment operations	0.10 1.55 1.65	0.02 1.17 1.19
Distribution to shareholders from Net investment income Net realized gain on investment transactions Total distributions	-- (1.02) (1.02)	-- -- --
Net asset value, end of period	$14.44	$13.81
Total return (b)	12.33%	9.43%
Ratios/supplemental data
Net assets, end of period (in thousands) Average net assets for the period (in thousands)	$12 $12	$11 $10
Ratio of gross expenses to average net assets (c) Ratio of net expenses to average net assets (c)	2.15% 1.24%	2.23% (d) 1.24% (d)
Ratio of net investment income to average net assets	0.76%	0.91% (d)
Portfolio turnover rate	12.18%	38.18%
(a)	For the period from July 18, 2006 (date of initial public investment) to September 30, 2006.
(b)	Total return does not reflect payment of sales charges.
(c)	The expense ratios reflect total expenses prior to any fee waivers by service providers (gross expense ratio) and after any fee waivers by service providers (net expense ratio).
(d)	Annualized.

32

ADDITIONAL INFORMATION

______________________________________________________________________________________________

HILLMAN CAPITAL MANAGEMENT FUNDS

CLASS A SHARES

CLASS B SHARES

CLASS C SHARES

______________________________________________________________________________________________

Additional information about the Funds is available in the Funds’ SAI, which is incorporated by reference into this Prospectus. Additional information about the Funds’ investments is also available in the Funds’ Annual and Semi-annual Reports to shareholders. The Funds’ Annual Reports include a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge on the Funds’ website listed below and upon request (you may also request other information about the Funds or make shareholder inquiries) as follows:

By telephone:	1-800-773-3863

By mail:	Hillman Capital Management Funds
Class A Shares, Class B Shares, or Class C Shares
c/o NC Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365

By e-mail:	info@nottinghamco.com

On the Internet:	www.hillmancapital.com

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act file number 811-10085

PART B

FORM N-1A

STATEMENT OF ADDITIONAL INFORMATION

HILLMAN CAPITAL MANAGEMENT FUNDS

THE HILLMAN FOCUSED ADVANTAGE FUND

THE HILLMAN ADVANTAGE EQUITY FUND

Each a series of the

HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST

116 South Franklin Street, Post Office Box 69

Rocky Mount, North Carolina 27802-0069

Telephone 1-800-773-3863

January 28, 2008

OTHER INVESTMENT POLICIES	2
INVESTMENT LIMITATIONS	8
PORTFOLIO TRANSACTIONS	9
NET ASSET VALUE	11
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	12
DESCRIPTION OF THE TRUST	16
ADDITIONAL INFORMATION CONCERNING TAXES	17
MANAGEMENT AND OTHER SERVICE PROVIDERS	19
SPECIAL SHAREHOLDER SERVICES	29
DISCLOSURE OF PORTFOLIO HOLDINGS	30
ADDITIONAL INFORMATION ON PERFORMANCE	31
FINANCIAL STATEMENTS	36
APPENDIX A – DESCRIPTION OF RATINGS	37
APPENDIX B – PROXY VOTING POLICIES	41

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the Prospectuses, each dated the same date as this SAI, for the Class A Shares, Class B Shares, Class C Shares, and No Load Shares of The Hillman Focused Advantage Fund and The Hillman Advantage Equity Fund (each referred to as “Fund” and collectively, the “Funds”) and is incorporated by reference in its entirety into each Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Information from the Annual Reports to shareholders is incorporated by reference into this SAI. Copies of the Funds’ Prospectuses and Annual Reports may be obtained at no charge by writing or calling the Funds at the address and phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

OTHER INVESTMENT POLICIES

The Hillman Focused Advantage Fund (“Focused Advantage Fund”) is a non-diversified series of the Hillman Capital Management Investment Trust (“Trust”) and The Hillman Advantage Equity Fund (“Advantage Equity Fund”) is a diversified series of the Trust. Prior to July 7, 2005, the Focused Advantage Fund was known as “The Hillman Aggressive Equity Fund.” Prior to July 10, 2006, the Advantage Equity Fund was known as “The Hillman Total Return Fund.” The Trust is an open-end management investment company registered with the Securities and Exchange Commission (“SEC”) and was organized on July 14, 2000 as a Delaware statutory trust. The following policies supplement the Funds’ investment objectives and policies as set forth in the Prospectuses for the Funds. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for securities in which the Funds may invest.

Repurchase Agreements. Each Fund may acquire U.S. government securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale generally will normally occur within one to seven days of the purchase.

Repurchase agreements are considered “loans” under the Investment Company Act of 1940, as amended (“1940 Act”), collateralized by the underlying security. The Trust’s Board of Trustees (each a “Trustee” and collectively, “Trustees”) has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for any repurchase obligations. Hillman Capital Management, Inc. (“Advisor”), the Funds’ investment advisor, will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, a Fund will retain or attempt to dispose of the collateral. A Fund’s risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Funds will not enter into any repurchase agreement that would cause more than 10% of their net assets to be invested in repurchase agreements which extend beyond seven days.

Money Market Instruments. The Funds may invest in money market instruments which may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”). Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When a Fund acquires a Banker’s Acceptance the bank which “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturities generally range from 2 to 270 days and it is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated one of the top two rating categories by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”), or Fitch Investors Service, Inc. (“Fitch”) or, if not rated, of equivalent quality in the Advisor’s opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Funds only through the Master Note program of the Funds’ custodian bank, acting as administrator thereof. The Advisor will monitor, on an ongoing basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Funds.

Investment Companies. Federal securities laws limit the extent to which a Fund can invest in other investment companies. Consequently, the Funds will not acquire securities of any one investment company if, immediately thereafter, a Fund would own more than 3% of such company’s total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of a Fund’s total assets, or securities issued by such company and securities held by a Fund issued by other investment companies would have an aggregate value in excess of 10% of a Fund’s total assets, except as otherwise permitted by SEC rules. To the extent a Fund invests in other investment companies, the shareholders of a Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of a Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Illiquid Investments. Each Fund may invest up to 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Trustees, the Advisor determines the liquidity of a Fund’s investments and, through reports from the Advisor, the Trustees monitor investments in illiquid instruments. In determining the liquidity of a Fund’s investments, the Advisor may consider various factors including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the investment). Investments currently considered by the Funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If, through a change in values, net assets, or other circumstances, a Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Investment in illiquid securities poses risks of potential delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

Funding Agreements. Within the limitations on investments in illiquid securities, the Funds may invest in various types of funding agreements. A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company. Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less. Most funding agreements are not transferrable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less. An insurance company may be subject to special protection under state insurance laws, which protection may impair the ability of the investor to require prompt performance by the insurance company of its payment obligations under the funding agreement.

Coporate and Municipal Debt Securities. The Funds may invest in fixed income investments, including corporate, municipal, or other government debt securities. Corporate and municipal debt obligations purchased by the Funds may be any credit quality, maturity, or yield. Accordingly, the Funds’ debt securities may include “investment grade” securities (those rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”), BBB by Standard & Poor’s Ratings Services (“S&P’s”), or Fitch Investors Service, Inc. (“Fitch”) or, if not rated, of equivalent quality in the Advisor’s opinion). In addition, the Funds’ debt securities may include lower-rated debt securities including, without limitation, junk bonds. Debt obligations rated Baa by Moody’s or BBB by S&P’s or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal. Debt obligations rated lower than Baa by Moody’s or lower than BBB by S&P’s or Fitch are generally considered speculative and subject to significant risks of non-payment of interest and principal. Descriptions of the quality ratings of Moody’s, S&P’s, and Fitch are attached as Appendix A to this SAI. While the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

U.S. Government Securities. The Funds may invest in U.S. Government securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association (“GNMA”) as well as obligations of U.S. Government authorities, agencies, and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration (“FHA”), Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank (“FHLB”), Student Loan Marketing Association (“SLMA”), and The Tennessee Valley Authority. U.S. Government securities may also be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, others are not. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities that are not supported by the full faith and credit of the U.S. government, since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Funds’ shares.

Short Sales. The Funds may sell securities short (i) to hedge unrealized gains on portfolio securities or (ii) if it covers such short sale with liquid assets as required by the current rules and positions of the SEC or its staff. Both Funds may also short sell “against the box” (A short sale is made by selling a security a Fund does not own. A short sale is “against the box” to the extent that a Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.) Selling securities short against the box involves selling a security that a Fund owns or has the right to acquire, for delivery at a specified date in the future. If a Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The Advisor does not intend to utilize short sales “against the box” on a regular basis. However, under no circumstances will the Advisor commit more than 25% of a Fund’s assets to short sales “against the box.”

Futures Contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”). No purchase price is paid or received when the contract is entered into. Instead, a Fund, upon entering into a futures contract (and to maintain a Fund’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund. These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Funds expect to earn interest income on their initial and variation margin deposits.

The Funds will incur brokerage fees when they purchase and sell futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for a Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect the Funds’ current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, a Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Options on Futures Contracts. The Funds may purchase and write exchange-traded call and put options on futures contracts. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price at any time before the option expires.

The Funds will write only options on futures contracts that are “covered.” A Fund will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, a Fund segregates with its custodian cash, U.S. government securities or liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). A Fund will be considered “covered” with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, a Fund owns a security deliverable under the futures contract. A Fund will be considered “covered” with respect to a call option it has written on a securities index future if a Fund owns, so long as a Fund is obligated as the writer of the call, securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If a Fund writes options on futures contracts, a Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the particular Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for a Fund. If the option is exercised, a Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options on futures contracts can be used by the Funds to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts is a means of hedging against a general decline in market prices. The purchase of a call option on a futures contract represents a means of hedging against a market advance when the particular Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of a Fund’s holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities a Fund intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts can be volatile instruments and involve certain risks. If the Advisor applies a hedge at an inappropriate time or judges market movements incorrectly, options and futures strategies may lower a Fund’s return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market. The Funds will not engage in transactions in futures contracts and related options for speculation. In addition, the Funds will not purchase or sell futures contracts or related options unless either (i) the futures contracts or options thereon are purchased for “bona fide hedging” purposes (as defined under the CFTC regulations) or (ii) if purchased for other purposes, the sum of the amounts of initial margin deposits on a Fund’s existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are “in-the-money” (as defined under CFTC regulations) would not exceed 5% of the liquidation value of a Fund’s total assets. In instances involving the purchase of futures contracts or the writing of put options thereonby a Fund, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be deposited in a segregated account with a Fund’s custodian, thereby ensuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by a Fund, the securities underlying such futures contracts or options will at all times be maintained by a Fund or, in the case of index futures and related options, a Fund will own securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

Options. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period. The risks associated with option transactions include the following: (i) the success of a hedging strategy may depend on the ability of the Advisor to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in the market value of the securities held by a Fund and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Writing Call Options. The Funds will write covered call options both to reduce the risks associated with certain of their investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which a Fund owns securities not subject to a call option, a Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that, in such circumstances, the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Fund may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a “closing purchase transaction.” The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by a Fund. When an underlying security is sold from a Fund’s securities portfolio, a Fund will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

Writing Put Options. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. If a Fund writes a put option, a Fund will be required to “cover” it, for example, by depositing and maintaining in a segregated account with its custodian cash, U.S. government securities or other liquid securities having a value equal to or greater than the exercise price of the option.

A Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by a Fund, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates. The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options. A Fund may purchase put options on securities to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Fund will continue to receive interest or dividend income on the security. A Fund may also purchase call options on securities to close out positions. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Securities Index Options. A Fund may write covered put and call options and purchase put and call options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Fund’s securities or securities it intends to purchase. The Funds write only “covered” options. A call option on a securities index is considered covered, for example, if, so long as a Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index or indexes upon which the options written by a Fund are based. A put on a securities index written by a Fund will be considered covered if, so long as it is obligated as the writer of the put, a Fund segregates with its custodian cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed “index multiplier.”

A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 Total Return Index or the NYSE Composite Index, or a narrower market index such as the S&P 100 Index. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

The Funds’ use of securities index options is subject to certain risks. A Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on securities indexes, depends on the degree to which price movements in the underlying index correlate with the price movements in a Fund’s portfolio securities. Consequently, a Fund will bear the risk that the prices of its portfolio securities being hedged will not move in the same amount as the prices of a Fund’s put options on the securities indexes. It is also possible that there may be a negative correlation between the index and a Fund’s portfolio securities that would result in a loss on both such portfolio securities and the options on securities indexes acquired by a Fund.

Forward Commitment & When-Issued Securities. The Funds may purchase securities on a when-issued basis or for settlement at a future date if a Fund holds sufficient assets to meet the purchase price. In such purchase transactions, a Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, a Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Funds would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, a Fund may sell such a security prior to the settlement date if the Advisor feels such action is appropriate. In such a case, a Fund could incur a short-term gain or loss.

Foreign Securities. The Funds may invest directly in foreign securities traded on U.S. national exchanges or over-the-counter domestic exchanges; foreign securities represented by American Depository Receipts (“ADRs”), as described below; and foreign securities traded on foreign exchanges. The Funds may also invest in foreign currency-denominated fixed-income securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than would apply to domestic custodial arrangements, and transaction costs of foreign currency conversions. Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income that a Fund receives from its investments.

ADRs provide a method whereby the Funds may invest in securities issued by companies whose principal business activities are outside the United States. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

INVESTMENT LIMITATIONS

Each Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of a Fund. A “majority” for this purpose, means, with respect to a Fund, the lesser of (i) 67% of a Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

With respect to 75% of its total assets, the Advantage Equity Fund will not invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations).

In addition, as a matter of fundamental policy, neither the Focused Advantage Fund nor the Advantage Equity Fund may:

(1)	Invest for the purpose of exercising control or management of another issuer;
(2)

Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration or development programs or leases, except that the Funds may invest in the readily marketable securities of companies which own or deal in such things; purchase or sell commodities or commodities contracts (although it may purchase put options on stock index futures, put options on financial futures, stock index futures contracts, and put options on portfolio securities, and may write covered call options);

(3)	Underwrite securities issued by others except to the extent the Funds may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(4)	Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);
(5)	Participate on a joint or joint and several basis in any trading account in securities;
(6)

Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations), but the Focused Advantage Fund MAY invest more than 25% of the value of its total assets in one or more sectors as described under the non-fundamental operating restrictions below;

(7)	Make loans of money or securities, except that the Funds may invest in repurchase agreements; or
(8)	Issue senior securities, borrow money, or pledge its assets.

The Funds also have adopted a number of non-fundamental operating restrictions. These restrictions may be changed by the Trustees without shareholder approval.

Under these non-fundamental operating restrictions, the Focused Advantage Fund may not invest more than 25% of the value of its total assets in any one sector, EXCEPT that the Focused Advantage Fund may invest more than 25% of the value of its total assets in one or more of the following sectors: financial sector, healthcare sector, retail sector, and technology sector.

In addition, under the Funds’ non-fundamental operating restrictions, neither the Focused Advantage Fund nor the Advantage Equity Fund may:

(1)

Invest in the securities of any issuer if any of the officers or Trustees of the Trust or its investment advisor own beneficially more than 1/2 of 1% of the outstanding securities of such issuer or together own more than 5% of the outstanding securities of such issuer; or

(2)

Invest more than 10% of the value of its net assets in repurchase agreements having a maturity of longer than seven days or other not readily marketable securities; included in this category are any assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

With respect to fundamental investment limitation #6 above, the Focused Advantage Fund cannot invest more than 25% of its total assets in any one industry or group of industries, but may invest more than 25% of its total assets in the sectors described above. For example, the Focused Advantage Fund might invest more than 25% of its total assets in the financial sector, but would not invest more than 25% of its total assets in a particular industry in the financial sector, such as banking or insurance.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds.

The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of each Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable a Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and each Fund may engage in short-term trading to achieve its investment objectives. High rates of portfolio turnover could lower performance of a Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Funds currently do not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, which may include a dealer mark-up, or otherwise involve transactions directly with the issuer of an instrument.

Normally, most of the Funds’ fixed income portfolio transactions will be principal transactions executed in over-the-counter markets and will be executed on a “net” basis, which may include a dealer mark-up. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Funds may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in a Fund’s interest.

The Funds have adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. In accordance with the these policies and procedures, in executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for each Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Advisor may not give consideration to sales of shares of the Funds as a factor in selecting broker-dealers to execute portfolio securities transactions. The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell the Funds’ shares so long as such transactions are done in accordance with the policies and procedures established by the Board that are designed to ensure that the selection is based on the quality of the broker-dealer’s execution and not on its sales efforts. The Advisor is authorized to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Funds. The Trustees will periodically review any commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Funds may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Funds will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for each of the Funds will be made independently from those for the other Fund and any other series of the Trust, and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as a Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for another Fund or other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to a Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund.

For the fiscal years ended September 30, 2007, 2006, and 2005, the Focused Advantage Fund paid brokerage commissions of $64,207, $137,515, and $113,565, respectively; and the Advantage Equity Fund paid brokerage commissions of $2,830, $27,680, and $7,398, respectively. The decrease in brokerage commissions paid by the Funds for the fiscal year ended September 30, 2007 from the prior year was primarily due to decreased portfolio turnover. The increase in brokerage commissions paid by the Funds for the fiscal year ended September 30, 2006 from the prior year was primarily due to increased trading resulting from growth in the Funds’ total assets as well as an increased number of portfolio transactions due to market conditions.

NET ASSET VALUE

The net asset value per share of each class of shares of the Funds is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern time, Monday through Friday, except when the NYSE closes earlier. The net asset value per share of each class of shares of the Funds is not calculated on business holidays when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year’s Day, Martin Luther King, Jr., Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value per share of each class of shares of the Funds will not be calculated.

The net asset value per share of each class of shares of the Funds is calculated separately by adding the value of a Fund’s securities and other assets belonging to the Fund and attributable to a class of shares, subtracting the liabilities charged to the Fund and to the class of shares, and dividing the result by the number of outstanding shares of such class of shares. “Assets belonging to” a Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular Fund. Income, realized and unrealized capital gains and losses, and any expenses of a Fund not allocated to a particular class of shares will be allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Fund. Assets belonging to a Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust’s series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Certain expenses attributable to a particular class of shares (such as the distribution and service fees) will be charged against that class. Certain other expenses attributable to a particular class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that class if such expenses are actually incurred in a different amount by that class or if the class receives services of a different kind or to a different degree than other classes, and the Trustees approve such allocation. Subject to the provisions of the Trust Instrument, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the classes of the Funds are conclusive. The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Reference is made to “Purchasing Shares” and “Redeeming Your Shares” in the Prospectuses for more information concerning how to purchase and redeem shares. The following information supplements the information regarding share purchases and share redemptions in the Prospectuses:

Purchases. Shares of each Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Funds’ distributor, Capital Investment Group, Inc. (“Distributor”), or the Funds directly. Selling dealers have the responsibility of transmitting orders promptly to the Funds. The purchase price of shares of each Fund is based on the net asset value next determined after the order is received, subject to the order being accepted by the Funds in good form. Net asset value is normally determined at the time regular trading closes on the NYSE on days the NYSE is open for regular trading (currently 4:00 p.m. Eastern Time, Monday through Friday, except when the NYSE closes earlier), as described under “Net Asset Value” above. The net asset value per share of each Fund is not calculated on business holidays when the NYSE is closed. An order received prior to the time regular trading closes on the NYSE will be executed at the price calculated on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price calculated as of that time on the next business day.

Each Fund reserves the right in its sole discretion to (i) suspend the offering of its shares; (ii) reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders; and (iii) reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

Sales Charges. The public offering price of Class A Shares of the Funds equals net asset value plus a sales charge. The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as described in the table below. No front-end sales charge is imposed with respect to the Class B Shares, Class C Shares, and No Load Shares of the Funds.

Amount of Transaction At Public Offering Price	Sales Charge As % of Public Offering Price	Sales Charge As % of Net Amount Invested	Dealer Discounts and Brokerage Commissions As % of Public Offering Price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00%	5.26%	4.25%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $750,000	2.00%	2.04%	1.60%
$750,000 but less than $1,000,000	1.50%	1.52%	1.20%
$1,000,000 or more*	None	None	None

* A contingent deferred sales charge of 1.00% is imposed on shares redeemed within one year of a purchase of $1 million or more.

The Distributor may, out of its own resources and assets or through an existing financing arrangement with the Advisor and/or The Nottingham Company, the Funds’ administrator (“Administrator”), pay commissions to broker-dealers for selling Class B Shares and Class C Shares, at net asset value, which at the time of investment would have been subject to the imposition of a contingent deferred sales charge if redeemed. The Distributor may pay such broker-dealers a commission of up to 5% of the amount invested in Class B Shares subject to a contingent deferred sales charge and up to 1% of the amount invested in Class C Shares subject to a contingent deferred sales charge. Should the Distributor decide to pay such commissions to broker-dealers through its existing financing arrangement with the Advisor and/or the Administrator, the financing arrangement will work as follows. The Advisor and/or the Administrator will forward to the Distributor a payment equal to an estimated amount of commissions. When the Distributor pays a commission to a broker-dealer for selling Class B Shares, the Advisor and/or the Administrator, as applicable, will receive payments under the Fund’s Rule 12b-1 Plan. During the first year following the sale of Class B Shares, these payments will equal 1.00% of the average daily net assets of the Class B Shares that were sold. After the first year, these payments will equal 0.75% of the average daily net assets of the Class B Shares that were sold. When the Distributor pays a commission to a broker-dealer for selling Class C Shares, the Advisor and/or the Administrator will receive payments under the Fund’s Rule 12b-1 Plan for one year following the sale of such Class C Shares. These payments will equal 1.00% of the average daily net assets of the Class C Shares that were sold. If Class B Shares or Class C Shares are redeemed, then the Advisor and/or the Administrator will receive any contingent deferred sales charges collected by the Distributor and will no longer receive payments under the Fund’s Rule 12b-1 Plan with respect to the redeemed shares. In the event that theDistributor pays such commissions out of its own resources (and not under such a financing arrangement), the Distributor may then receive any contingent deferred sales charges imposed on redemptions of those shares and all or a portion of the compensation with respect to those shares under the Funds’ Rule 12b-1 Plans.

From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated, or amended.

Dealers. The dealer discounts and brokerage commissions schedule above applies to all dealers who have agreements with the Distributor. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Funds. Compensation may include financial assistance to dealers in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising campaigns regarding the Funds, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

Reduced Sales Charges.

Purchases by Related Parties. Reductions in front-end sales charges apply to purchases by a single “person,” including an individual, members of a family unit consisting of a husband, wife, and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Concurrent Purchases. For purposes of qualifying for a lower front-end sales charge for Class A Shares, investors have the privilege of combining concurrent purchases of the Class A Shares of the Focused Advantage Fund and the Advantage Equity Fund, as well as shares of any future series of the Trust affiliated with the Advisor and sold with a similar or higher sales charge. For example, if a shareholder concurrently purchases Class A Shares of the Focused Advantage Fund at the total public offering price of $50,000 and purchases Class A Shares of the Advantage Equity Fund at the total public offering price of $50,000, the sales charge would be that applicable to a $100,000 purchase as shown in the table above. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

Rights of Accumulation. Pursuant to the right of accumulation, investors are permitted to purchase Class A Shares of the Funds at the public offering price applicable to the total of (a) the total public offering price of the Class A Shares of the Fund then being purchased, including any concurrent purchases as described above, plus (b) an amount equal to the then current net asset value of the purchaser’s combined holdings of Class A Shares of the Funds and shares of all other series of the Trust affiliated with the Advisor and sold with a similar or higher sales charge. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification. This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

Letters of Intent. Investors may qualify for a lower sales charge for Class A Shares by executing a letter of intent. A letter of intent allows an investor to purchase Class A Shares of the Funds over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of Class A Shares of the Funds and shares of all other series of the Trust affiliated with the Advisor and sold with a similar or higher sales charge. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Funds to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Funds are authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the investor’s cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Fund whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application for the Class A Shares, or is otherwise available from the Funds. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

Reinvestments. Within 90 days after a redemption of Class A Shares of a Fund, investors may reinvest the proceeds from the redemption, without a sales charge, in either Class A Shares of the Funds or shares of other series of the Trust affiliated with the Advisor and sold with a similar or higher sales charge. If the shares of the Fund or other series to be acquired are sold with a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the Fund or other series to be acquired must be registered for sale in the investor’s state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

Purchases by Groups. Reductions in sales charges also apply to purchases by individual members of a “qualified group.” The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a “company,” as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Funds at a reduced sales charge, and the “related parties” of such company. For purposes of this paragraph, a “related party” of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent of more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director, or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

Sales at Net Asset Value. To encourage investment in the Funds, the Funds may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Funds, the Advisor, and to employees and principals of related organizations and their families, and certain parties related thereto, including clients and related accounts of the Advisor. Clients of investment advisors and financial planners may also purchase Class A Shares at net asset value, without a sales charge, if the investment advisor or financial planner has made arrangements to permit them to do so with the Funds or the Distributor. The public offering price of Class A Shares of the Funds may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Plans Under Rule 12b-1. The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Plans”) for each of the Funds (see “Management of the Funds – The Distributor – Distribution Plans” in the Funds’ Prospectuses). Under the Plans, the Funds annually may expend a percentage of the average net asset value attributable to the Class A Shares, Class B Shares, Class C Shares, and No Load Shares to finance any activity which is primarily intended to result in the sale of those shares and the servicing of shareholder accounts with respect to those shares, provided the Trustees have approved the category of expenses for which payment is being made. Each of the Funds may expend up to 0.25% of the average daily net assets attributable to its Class A Shares and No Load Shares and up to 1.00% of the average daily net assets attributable to its Class B Shares and Class C Shares. The 0.25% fee for the Class A Shares and No Load Shares is a service fee. The 1.00% fee for the Class B Shares and Class C Shares is comprised of a 0.25% service fee and a 0.75% distribution fee. Such expenditures paid as service fees to any person who sells shares of a Fund may not exceed 0.25% of the average annual net asset value of such shares. Potential benefits of the Plans to the Funds include improved shareholder servicing, savings to a Fund in transfer agency costs, benefits to the investment process from growth and stability of assets, and maintenance of a financially healthy management organization.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by a Fund will be borne by such persons without any reimbursement from a Fund. Subject to policies and procedures established by the Board, a Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

The Plans and the distribution agreement with the Distributor (“Distribution Agreement”) have been approved by the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreement. Continuation of the Plans and the Distribution Agreement must be approved annually by the Trustees in the same manner as specified above.

Each year the Trustees must determine whether continuation of each of the Plans is in the best interest of shareholders of the Funds and that there is a reasonable likelihood of its providing a benefit to the Funds. The Trustees have made such a determination for the current year of operations under the Plans. The Plans, the Distribution Agreement, and any dealer agreement with any broker/dealers (each, a “Dealer Agreement”) may be terminated at any time without penalty by a majority of those Trustees who are not “interested persons” or, with respect to a particular class of shares, by a majority vote of the outstanding voting stock of that class. Any amendment materially increasing the maximum percentage payable under the Plans, with respect to a particular class of shares, must likewise be approved by a majority vote of the outstanding shares of that class, as well as by a majority vote of those Trustees who are not “interested persons.” Any other material amendment to the Plans must be approved by a majority vote of the Trustees including a majority of the noninterested Trustees having no interest in the Plans. In order for the Plans to remain effective, the selection and nomination of Trustees who are not “interested persons” of the Trust must be effected by the Trustees who themselves are not “interested persons” and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Trustees for their review.

Payments under the Funds’ 12b-1 Plans for the fiscal years ended September 30, 2007, 2006, and 2005 totaled $229,729, $215,474, and $80,663, respectively, for the No Load Shares of the Focused Advantage Fund; and $62,305, $51,138, and $46,705, respectively, for the No Load Shares of the Advantage Equity Fund. Payments under the Funds’ 12b-1 Plans for the fiscal year ended September 30, 2007 totaled $644, $244, and $3,794 for the Class A Shares, Class B Shares, and Class C Shares, respectively, of the Focused Advantage Fund. These payments were spent primarily on compensation to broker-dealers for the sale of the Funds’ shares. The 12b-1 fees for the Class A Shares, Class B Shares, and Class C shares of the Focused Advantage Fund were waived for the fiscal year ended September 30, 2006 and the 12b-1 fees for the Class A

Shares, Class B Shares, and Class C shares of the Advantage Equity Fund were waived for the fiscal years ended September 30, 2007 and 2006.

Redemptions. Under the 1940 Act, each Fund may suspend the right of redemption or postpone the date of payment forshares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; or (iv) an emergency exists as determined by the SEC. Each Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectuses under “Investing in the Funds – Redeeming Your Shares,” each Fund may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectuses from time to time, or to close a shareholder’s account if the Fund is unable to verify the shareholder’s identity. Such redemptions will not be subject to an otherwise applicable contingent deferred sales charge.

DESCRIPTION OF THE TRUST

The Trust, which is an unincorporated statutory trust organized under Delaware law on July 14, 2000, is an open-end investment management company. The Trust Instrument of the Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Trust Instrument currently provides for the shares of two series, The Hillman Focused Advantage Fund and The Hillman Advantage Equity Fund, both managed by Hillman Capital Management, Inc. of Bethesda, Maryland. The shares of each Fund are divided into four classes which are described in the Prospectuses: Class A Shares, Class B Shares, Class C Shares, and No Load Shares. The number of shares of each series shall be unlimited. The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as each Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds, or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Funds, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. TheTrust has adopted a Rule 18f-3 Multi-class Plan that contains the general characteristics of, and conditions under which, the Trust may offer multiple classes of shares of each series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of holders can only be modified by a majority vote.

When used in the Prospectuses or this SAI, a “majority” of shareholders means the vote of the lesser of (i) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectuses and this SAI, shares of each Fund will be fully paid and non-assessable.

The Trust Instrument provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders. The discussions here and in the Prospectuses are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including each Fund, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (“Code”), and intends to qualify or remain qualified as a regulated investment company under Subchapter M of the Code. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series’ business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series’ business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by the Fund and they are, pursuant to Internal Revenue Service Regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more publicly traded partnerships. Each Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are taxable at long-term capital gains tax rates. Some, but not all, of the dividends paid by the Funds may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If a Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by the Funds to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Funds as qualifying for the DRD.

If a Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether received in cash or reinvested in additional shares. All taxable dividends paid by the Funds other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Funds engage in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

Each series of the Trust, including each Fund, will designate (i) any dividend of qualified dividend income as qualified dividend income; (ii) any tax-exempt dividend as an exempt-interest dividend; (iii) any distribution of long-term capital gains as a capital gain dividend; and (iv) any dividend eligible for the corporate dividends received deduction as such in a written notice mailed to shareholders within 60 days after the close of the series’ taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

To the extent that a distribution from the Fund is taxable, it is generall included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution. However, if the Funds declare a dividend in October, November, or December but pay it in January, it will be taxable to shareholders as if they received it in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including each Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders to the extent of the series’ current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28% for 2008) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct taxpayer identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Funds that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.”

Depending upon the extent of each Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Funds to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Funds may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder. Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

The Funds will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder’s cost and thus, in effect, result in a return of a part of the shareholder’s investment.

MANAGEMENT AND OTHER SERVICE PROVIDERS

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Funds, respectively, as well as the entities that provide services to the Funds.

Trustees and Officers

The Trustees are responsible for the management and supervision of the Funds. The Trustees set broad policies for the Funds and choose the Funds’ officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Advisor and the Funds; and oversee activities of the Funds. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The following chart shows information for the Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”), the Trustee who is an “interested person” as defined in the 1940 Act (“Interested Trustee”), and each officer of the Trust. The address of each Trustee and officer, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina 27802.

Name, Age, and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Jack E. Brinson, 75	Trustee	Since 12/2000	Retired since January 2000; Previously, President, Brinson Investment Co. (personal investments) and President, Brinson Chevrolet, Inc. (auto dealership).	2

Independent Trustee of the following – DGHM Investment Trust for the one series of that trust; Gardner Lewis Investment Trust for the three series of that trust; The Nottingham Investment Trust II for the six series of that trust; New Providence Investment Trust for the one series of that trust; and Tilson Investment Trust for the two series of that trust (all registered investment companies)

Theo H. Pitt, Jr., 71	Trustee and Chairman	Since 12/2000	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 and Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) since September 2003.	2

Independent Trustee of the following – DGHM Investment Trust for the one series of that trust; Gardner Lewis Investment Trust for the three series of that trust; NCM Capital Investment Trust for the one series of that trust; and Tilson Investment Trust for the two series of that trust (all registered investment companies)

INTERESTED TRUSTEE*
Mark A. Hillman, 45 7600 Wisconsin Avenue Suite 650 Bethesda, MD 20814	Trustee and President (Principal Executive Officer)	Trustee and President since 12/2000	President, Hillman Capital Management, Inc. (investment advisor to the Funds); previously, Chief Investment Officer, Menocal Capital Management, Inc. (investment advisor).	2	None
* Basis of Interestedness. Mr. Hillman is an Interested Trustee because he is an officer of Hillman Capital Management, Inc., the investment advisor to the Funds.
OTHER OFFICERS
John D. Marriott, Jr., 46	Treasurer (Principal Financial Officer)	Since 8/2007

Manager, Fairview Investment Services, LLC (investment services) since February, 2007; Registered Principal, Capital Investment Group, Inc. (distributor to the Funds) since 1997; previously, Managing Director of North Carolina Shareholders, LLC (transfer agent to the funds).

				n/a	n/a
C. Frank Watson III, 37 107 Glenwood Avenue Raleigh, NC 27603	Chief Compliance Officer	Since 5/2006	President, Fairview Investment Services, LLC since 2005; previously, President and Chief Operating Officer, The Nottingham Company (administrator to the funds).	n/a	n/a
Jacob S. Brown, 27	Assistant Secretary	Since 3/2007

Financial Reporting Manager (since February 2007), previously, Senior Accountant (2005-2007) and Fund Accountant (2003-2005) of The Nottingham Company (administrator of the Funds); previously Intern, Sara Lee Corporation (food products and household goods).

				n/a	n/a
A. Vason Hamrick, 30	Secretary and Assistant Treasurer	Since 3/2007	Corporate Counsel, The Nottingham Company since 2004.	n/a	n/a

Trustee Standing Committees. The Board of Trustees has established the following standing committees:

Audit Committee: The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent auditors on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met two times during the Funds’ last fiscal year.

Nominating Committee: The Independent Trustees are the current members of the Nominating Committee. The Nominating Committee nominates, selects, and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The nomination of Independent Trustees is in the sole and exclusive discretion of the Nominating Committee. The Nominating Committee meets only as necessary and did not meet during the Funds’ last fiscal year. The Nominating Committee will not consider nominees recommended by shareholders of the Trust.

Proxy Voting Committee: The Independent Trustees are the current members of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Funds should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Funds is entitled to vote presents a conflict between the interests of the Funds’ shareholders, on the one hand, and those of the Funds’ Advisor, principal underwriter or an affiliated person of the Funds, its investment advisor, or principal underwriter, on the other hand. The Proxy Voting Committee will review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if a Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which a Fund is eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor, on the other hand. The Proxy Voting Committee meets only as necessary and did not meet during the Funds’ last fiscal year.

Qualified Legal Compliance Committee: The Independent Trustees are the current members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees, or agents. The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

Beneficial Equity Ownership Information. The table below shows the amount of the Funds’ equity securities beneficially owned by the Trustees and the aggregate value of all of the Trustee’s investments in equity securities of the Trust complex as of a valuation date of December 31, 2007. The values are stated using the following ranges: A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Funds	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee in Family of Investment Companies*
INDEPENDENT TRUSTEES
Jack E. Brinson	Focused Advantage Fund	A
	Advantage Equity Fund	A
A
Theo H. Pitt, Jr.	Focused Advantage Fund	A
	Advantage Equity Fund	A
A
INTERESTED TRUSTEE
Mark A. Hillman	Focused Advantage Fund	E
	Advantage Equity Fund	C
E
*Includes the two Funds of the Trust.

Ownership of Securities of Advisor, Distributor, or Related Entities. As of December 31, 2007, the Independent Trustees and/or their immediate family members owned no securities of the Advisor, Distributor, or any entity controlling, controlled by, or under common control with the Advisor or Distributor.

Compensation. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an “interested person” of the Trust receives a fee of $4,000 each year plus $250 per series of the Trust per meeting attended in person and $100 per series of the Trust per meeting attended by telephone. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

Compensation Table*

Name of Trustee	Aggregate Compensation from each of the Funds	Pension Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust Paid to Trustees**
Jack E. Brinson	$3,000	None	None	$6,000
Theo H. Pitt, Jr.	$3,000	None	None	$6,000

*	Figures are for the fiscal year ended September 30, 2007.
**	Each of the Trustees serves as a Trustee to the two Funds of the Trust.

Code of Ethics. The Trust and the Advisor each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust and the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which securities may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

Anti-Money Laundering Program. The Trust has adopted an anti-money laundering program, as required by applicable law, that is designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. The Trust’s Chief Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Funds’ service providers are also responsible for monitoring the program. The anti-money laundering program is subject to the continuing oversight of the Trustees.

Proxy Voting Policies. The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Funds, subject to oversight of the Trustees. A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting Policy and Procedures are included as Appendix B to this SAI.

No later than August 31 of each year, the Funds file Form N-PX with the SEC. Form N-PX states how an investment company voted proxies for the prior twelve-month period ended June 30. Each Fund’s proxy voting records, as set forth in the most recent Form N-PX filing, are available upon request, without charge, by calling the Funds at 1-800-773-3863. This information is also available on the SEC’s website at http://www.sec.gov.

Control Persons and Principal Holders of Voting Securities. As of January 15, 2008, the Trustees and officers of the Trust, as a group, owned beneficially (i.e., had voting and/or investment power) 3.22%, 10.35%, 2.28% and less than 1% of the then outstanding shares of the Class A Shares, Class B Shares, Class C Shares, and No Load Shares, respectively, of the Focused Advantage Fund and 12.21%, 100.00%, 100.00% and less than 1% of the then outstanding shares of the Class A Shares, Class B Shares, Class C Shares, and No Load Shares, respectively, of the Advantage Equity Fund. On that same date, the following shareholder(s) owned of record more than 5% of the outstanding shares each class of shares of the Funds. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of a class of shares of the Funds as of January 15, 2008.

FOCUSED ADVANTAGE FUND

Class A Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
PERSHING IRA FBO Mary Corimer Post Office Box 2052 Jersey City, NJ 07303-9998	3,217.709 Shares	12.26%
MK 50 North Front Street Memphis, TN 38103	2,713.310 Shares	10.33%
MK 50 North Front Street Memphis, TN 38103	1,781.149 Shares	6.78%
PERSHING Post Office Box 2052 Jersey City, NJ 07303-9998	1,742.925 Shares	6.64%

MK 50 North Front Street Memphis, TN 38103	1,714.400 Shares	6.53%
NFS LLC FBO Maura Casorio 8 Patrick Drive Berlin, CT 06037	1,655.606 Shares	6.31%
NFS LLC FEBO Mark Weinberg Julie Weinberg 2399 Chestnut Avenue Glenview, IL 60026	1,430.463 Shares	5.45%

Class B Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
MK 50 North Front Street Memphis, TN 38103	1,389.688 Shares	17.08%
MK 50 North Front Street Memphis, TN 38103	1,365.328 Shares	16.78%
Mark A. Hillman & Melba B. Quizon JTWROS 5405 Waneta Road Bethesda, MD 20816	841.834 Shares	10.35%[2]
MK 50 North Front Street Memphis, TN 38103	695.428 Shares	8.55%
MK 50 North Front Street Memphis, TN 38103	682.663 Shares	8.39%
MK 50 North Front Street Memphis, TN 38103	682.663 Shares	8.39%
MK 50 North Front Street Memphis, TN 38103	680.563 Shares	8.37%
MK 50 North Front Street Memphis, TN 38103	679.808 Shares	8.36%

Class C Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
MK J&S Investment Co 130 Mohawk Drive Maumelle, AR 72113	7,186.795 Shares	19.55%
Pershing IRA FOB Philip Kolen Post Office Box 2052 Jersey City, NJ 07303-9998	4,473.333 Shares	12.17%
First Clearing, LLC AD Creemers R/O IRA FCC as Custodian 39364 Beringer Drive Murrieta, CA 92563-6891	2,061.416 Shares	5.61%
PERSHING Post Office Box 2052 Jersey City, NJ 07303-9998	2,038.881 Shares	5.55%
First Clearing, LLC Allan D. Curley IRA FCC As Custodian 819 E. Cyrene Street Carson, CA 90746-3017	1,866.266 Shares	5.08%
Bank of Oklahoma, NA TTEE for the Rosentein, Fist & Ringold PSP 401k FBO Eric Nelson PO Box 2180 Tulsa, OK 74101-2180	1,862.736 Shares	5.07%

No Load Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Charles Schwab & Co, Inc. Special Custody Account For The Benefit Of Our Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	4,350,073.855 Shares	60.38%[1,3]

ADVANTAGE EQUITY FUND

Class A Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
MK 50 North Front Street Memphis, TN 38103	6,203.085 Shares	82.77%[1]
Mark A. Hillman & Melba B. Quizon JTWROS 5405 Waneta Road Bethesda, MD 20816	914.836 Shares	12.21%[2]
MK 50 North Front Street Memphis, TN 38103	376.754 Shares	5.03%

Class B Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Mark A. Hillman & Melba B. Quizon JTWROS 5405 Waneta Road Bethesda, MD 20816	910.795 Shares	100.00%[1,2]

Class C Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Mark A. Hillman & Melba B. Quizon JTWROS 5405 Waneta Road Bethesda, MD 20816	910.749 Shares	100.00%[1,2]

No Load Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Charles Schwab & Co, Inc. Special Custody Account For The Benefit Of Our Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	614,653.240 Shares	32.23%[1,3]
NFS LLC FMT CO CUST IRA FBO James David Nicoll 1855 Kingswood Road Buffalo Jct, VA 24529	134,313.500 Shares	7.04%

NFS LLC FEBO Dorothy F. Long TTEE Long Survivors Trust 6702 Yorkwwod Court Orlando, FL 32818-8819	134,313.500 Shares	7.04%

[1]	Deemed to “control” the indicated class of shares of that Fund, as defined by applicable SEC regulations.

[2]	Mark A. Hillman is a Trustee and officer of the Trust, portfolio manager of the Funds, and principal of the Advisor.

[3]	The Funds believe that such entity does not have a beneficial ownership interest in such shares.

Investment Advisor. Information about Hillman Capital Management, Inc., 7600 Wisconsin Avenue, Suite 650, Bethesda, Maryland 20814, and its duties and compensation as Advisor is contained in the Prospectuses. The Advisor is controlled by Mark A. Hillman, a Trustee and officer of the Trust who owns approximately 75% of the Advisor’s outstanding voting securities. The Advisor supervises the Funds’ investments pursuant to the investment advisory agreement for the Funds (“Advisory Agreement”). The Advisory Agreement was effective for an initial two-year period and is currently renewed for a period of one year only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of a Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Independent Trustees of the Trust by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on 60-days’ notice by the Funds (as approved by the Trustees or by vote of a majority of a Fund’s outstanding voting securities) or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages each Fund’s investments in accordance with the stated policies of each Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions, and provides each Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. The portfolio manager for the Focused Advantage Fund and the Advantage Equity Fund is Mark A. Hillman, President of the Advisor.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

Monthly compensation of the Advisor with regards to the Focused Advantage Fund, based upon the Fund’s average daily net assets, is at the annual rate of 1.00%. For the fiscal years ended September 30, 2007, 2006, and 2005, the Advisor received $725,028 (after waivers of $219,575), $796,077 (after waivers of $85,017), and $301,312 (after waivers of $21,341), respectively, for its services to the Fund.

Monthly compensation of the Advisor with regards to the Advantage Equity Fund, based upon the Fund’s average daily net assets, is at the annual rate of 1.00%. For the fiscal years ended September 30, 2007, 2006, and 2005, the Advisor received $31,318 (after waivers of $224,477), $106,532 (after waivers of $103,473), and $115,376 (after waivers of $71,442),\ respectively, for its services to the Fund.

Portfolio Manager

Compensation. Mark A. Hillman is the Funds’ portfolio manager. He is a principal of the Advisor and his compensation consists of a fixed annual salary, plus additional remuneration based on the Advisor’s assets under management. Compensation is not directly linked to the Funds’ performance, although positive performance and growth in managed assets are factors that may contribute to the Advisor’s distributable profits and assets under management.

Ownership of Fund Shares. The table below shows the amount of Fund equity securities beneficially owned by the portfolio manager as of the end of the Funds’ fiscal year ended September 30, 2007 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds
Mark A. Hillman	Focused Advantage Fund	E
	Advantage Equity Fund	C
E

Other Accounts. In addition to the Funds, the portfolio manager is responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of the end of the Funds’ fiscal year ended September 30, 2007.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Mark A. Hillman	0	$0	1	$13,651,891.09	2000	$827,672,857
Accounts where advisory fee is based upon account performance	0	$0	0	$0	1	$66,433,858

Conflicts of Interests. The portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts consist of separately managed private clients (“Other Accounts”). The Other Accounts might have similar investment objectives as the Funds, be compared to the same index as the Funds, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Funds.

Knowledge of the Timing and Size of Fund Trades: A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Funds. The portfolio manager knows the size and timing of trades for the Funds and the Other Accounts, and may be able to predict the market impact of Fund trades. It is theoretically possible that the portfolio manager could use this information to the advantage of Other Accounts it manages and to the possible detriment of the Funds, or vice versa.

Investment Opportunities: The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines. The portfolio manager works across different investment products. Differences in the compensation structures of the Advisor’s investment products may give rise to a conflict of interest by creating an incentive for the Advisor to allocate the investment opportunities it believes might be the most profitable to the client accounts where it might benefit the most from the investment gains.

Fund Accountant and Administrator. The Trust has entered into an Amended and Restated Fund Accounting and Compliance Administration Agreement with The Nottingham Management Company d/b/a The Nottingham Company, a North Carolina corporation whose address is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069.

The Administrator performs the following services for the Funds: (i) procures a custodian on behalf of the Trust, and coordinates and monitors the services it provides to the Funds; (ii) coordinates with and monitors any other third parties furnishing services to the Funds; (iii) provides the Funds with necessary office space, telephones and other communications facilities, and personnel competent to perform administrative and clerical functions for the Funds; (iv) assists or supervises the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law;

(v) assists the preparation by third parties of all federal, state, and local tax returns and reports of the Funds required by applicable law; (vi) assists in the preparation of and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law; (vii) assist in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (viii) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of the Funds expenses and instructs the custodian to issue checks in payment thereof; and (ix) takes such other action with respect to the Funds as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Funds.

Compensation of the Administrator, based upon the average daily net assets of the Focused Advantage Fund and the Advantage Equity Fund for fund administration, is at the annual rate of 0.125% on the first $50 million of each of the Funds’ net assets; 0.10% on the next $50 million; and 0.075% on all assets over $100 million with a minimum fund administration fee of $2,000 per month per fund. The Administrator also will receive a monthly fund accounting fee of $2,250 for accounting and recordkeeping services for each of the Funds, with an additional $750 per month for each additional class of shares of the Funds, and an annual asset based fee of one basis point for each of the Funds. For the fiscal year ended September 30, 2007, the Administrator received $106,961 in fund administration fees and $63,446 in fund accounting fees from the Focused Advantage Fund. For the fiscal year ended September 30, 2006, the Administrator received $100,609 in fund administration fees and $41,291 in fund accounting fees from the Focused Advantage Fund. For the fiscal year ended September 30, 2005, the Administrator received $29,804 (after waivers of $10,528) in fund administration fees and $29,384 (after waivers of $842) in fund accounting fees from the Focused Advantage Fund. For the fiscal year ended September 30, 2007, the Administrator received $31,974 in fund administration fees and $56,558 in fund accounting fees from the Advantage Equity Fund. For the fiscal year ended September 30, 2006, the Administrator received $25,338 (after waivers of $959) in fund administration fees and $34,544 in fund accounting fees from the Advantage Equity Fund. For the fiscal year ended September 30, 2005, the Administrator received $18,509 (after waivers of $4,843) in fund administration fees and $27,989 (after waivers of $879) in fund accounting fees from the Advantage Equity Fund. The Administrator will also receive the following to procure and pay the custodian for the Trust: 0.020% on the first $100 million of the Fund’s net assets and 0.009% on all assets over $100 million plus transaction fees with a minimum aggregate annual fee of $4,800 ($400 per month). The Administrator also charges the Funds for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

Transfer Agent. The Trust has entered into a Dividend Disbursing and Transfer Agent Agreement with North Carolina Shareholder Services, LLC d/b/a NC Shareholder Services, LLC (“Transfer Agent”), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Funds. The address of the Transfer Agent is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. The Transfer Agent is compensated based upon a $15 fee per shareholder per year, subject to a minimum fee of $1,750 per month per fund, plus an additional $500 per month for each additional class of shares. The Transfer Agent received $48,757 in fees from the Focused Advantage Fund and $43,255 in fees from the Advantage Equity Fund for the fiscal year ended September 30, 2007. The Transfer Agent received $31,498 in fees from the Focused Advantage Fund and $21,000 in fees from the Advantage Equity Fund for the fiscal year ended September 30, 2006. The Transfer Agent received $11,086 (after waivers of $10,500) of this fee from the Focused Advantage Fund and received $19,500 (after waivers of $1,500) of this fee from the Advantage Equity Fund for the fiscal year ended September 30, 2005.

Distributor. Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of each Fund’s shares for the purpose of facilitating the registration of shares of the Funds under state securities laws and to assist in sales of Fund shares pursuant to the Distribution Agreement approved by the Trustees.

In this regard, the Distributor has agreed, at its own expense, to qualify as a broker-dealer under all applicable federal or state laws in those states which either Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for that Fund.

The Distributor is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60 days’ prior written notice to the other party.

Custodian. U.S. Bank, N.A., Two Liberty Place, 50 S. 16th Street, Suite 2000, Mail Station: EX-PA-WBSP, Philadelphia, Pennsylvania 19102, serves as custodian for each Fund’s assets. The Custodian acts as the depository for each Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at a Fund’s request and maintains records in connection with its duties as custodian. For its services as Custodian, the Custodian is entitled to receive from the Administrator a fee based on the average net assets of a Fund held by the Custodian plus additional out-of-pocket and transaction expenses incurred by the Funds.

Compliance Services Administrator. The Trust has entered into a compliance services arrangement with Nottingham Compliance Services, LLC (“NCS”), 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, in which NCS, a wholly-owned affiliate of the Administrator, will assist the Trust’s Chief Compliance Officer in preparing and updating the Trust’s compliance manual, and in monitoring and testing compliance with the policies and procedures under the Trust’s compliance manual.

Independent Registered Public Accounting Firm. Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820, Philadelphia, Pennsylvania 19102-1732, serves as the independent registered public accounting firm for the Funds, audits the annual financial statements of the Funds, and prepares the Funds’ federal, state and excise tax returns.

The independent registered public accounting firm will audit the financial statements of each Fund at least once each year. Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account. A copy of the most recent Annual Report will accompany the SAI whenever a shareholder or a prospective investor requests it.

Legal Counsel. Kilpatrick Stockton LLP, 1001 West Fourth Street, Winston-Salem, North Carolina 27101 serves as legal counsel to the Trust and the Funds.

SPECIAL SHAREHOLDER SERVICES

Each Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions and withdrawals to or from their accounts. When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year-to-date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectuses, share certificates are generally not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking accounts. With shareholder authorization and bank approval, the relevant Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.

Systematic Withdrawal Plan. Shareholders owning shares of a particular class with a value of $10,000 or more may establish a systematic withdrawal plan for the applicable class of shares. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing a Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested. Each Fund has the capacity to electronically deposit the proceeds of the systematic withdrawal directly to the shareholder’s personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application or available by calling the Funds. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Investing in the Funds – Redeeming Your Shares – Signature Guarantees” in the Prospectuses). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles, and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by the Funds upon 60 days’ written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-800-773-3863, or by writing to:

Hillman Capital Management Funds

Class A Shares, Class B Shares, Class C Shares, or No Load Shares(please specify)

c/o NC Shareholder Services

116 South Franklin Street

Post Office Box 4365

Rocky Mount, North Carolina 27803-0365

Purchases in Kind. Each Fund may accept securities in lieu of cash in payment for the purchase of shares in the particular Fund. The acceptance of such securities is at the sole discretion of the Advisor, based upon the suitability of the securities accepted for inclusion as a long term investment of a Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in “Investing in the Funds – Purchase and Redemption Price” in the Prospectuses.

Redemptions in Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for a Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of a Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving securities would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) 1% of a Fund’s net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the applicable Fund at the address shown herein. Your request should include the following: (i) a Fund’s name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Prospectuses under the heading “Signature Guarantees”); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Funds and to address possible conflicts of interest. Under the Funds’ policy, the Funds and Advisor generally will not disclose the Funds’ portfolio holdings to a third party unless such information is made available to the public. The policy provides that the Funds and Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Funds will make available to the public a complete schedule of the Funds’ portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Funds’ fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Funds at 1-800-773-3863. The Funds will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable. The Funds’ Form N-CSR and Form N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

The Funds and/or Advisor may, from time to time, provide additional portfolio holdings information, including the complete portfolio holdings as of the end of each calendar month. The Funds will generally make this information available to the public on its website at http://www.nottinghamco.com within ten days of the end of the calendar month and such information will remain available until new information for the next month is posted. The Funds may also send this information to shareholders of the Funds and to mutual fund analysts and rating and trading entities; provided that the Funds will not send this information to shareholders of the Funds or analysts or rating and/or trading entities until one day after such information has been publicly disclosed on the Funds’ website.

The officers of the Funds and/or Advisor may share non-public portfolio holdings information with the Funds’ service providers that require such information for legitimate business and Fund oversight purposes such as the Funds’ fund accountant and administrator, transfer agent, distributor, custodian, compliance services administrator, independent registered public accounting firm, and legal counsel as identified in the Funds’ Prospectuses and SAI; Investor Responsibility Research Center, a proxy voting service that assists the Advisor in voting proxies for the Funds; and V.G. Reed & Sons, PrintGrafix (a division ofSunbelt Graphic Systems, Inc.), PrinterLink Communications Group, Inc., and Riverside Printing, Inc., financial printers the Funds may engage for, among other things, the printing and/or distribution of regulatory and compliance documents. The Funds and/or Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Funds’ service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential. Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

The Funds currently do not provide non-public portfolio holdings information to any other third parties. In the future, the Funds may elect to disclose such information to other third parties if the officers of the Funds and/or Advisor determine that the Funds have a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Advisor is responsible for determining which other third parties have a legitimate business purpose for receiving the Funds’ portfolio holdings information.

The Funds’ policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees. The Advisor and Administrator are required to report to the Trustees any known disclosure of the Funds’ portfolio holdings to unauthorized third parties. The Funds have not entered (and do not intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Funds and their shareholders from providing such information, which include the publication of Fund ratings and rankings.

ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of each class of each Fund may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders. The “average annual total return” of each class of shares of the Funds refers to the average annual compounded rate of return over the stated period that would equate an initial investment in a particular class of shares of a Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges, other than charges and deductions which may be imposed under the Fund’s contracts. Performance figures will be given for the recent one-year, five-year, and ten-year periods or for the life of each Fund or class of a Fund if it has not been in existence for any such periods, and any other periods as may be required under applicable law or regulation. When considering average annual total return figures for periods longer than one year, it is important to note that the annual total return for each class of shares of the Funds for any given year might have been greater or less than its average for the entire period.

The average annual total return (before taxes) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ERV

Where	P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = Ending Redeemable Value of a hypothetical initial payment of $1,000

The average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVD

Where	P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions)

n = number of years

ATVD =	Ending Redeemable Value of a hypothetical initial payment of $1,000, after taxes on fund distributions but not after taxes on redemption

The average annual total return (after taxes on distributions and sale of fund shares) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVDR

Where	P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemptions)

n = number of years

ATVDR =	Ending Redeemable Value of a hypothetical initial payment of $1,000, after taxes on fund distributions and redemption

The calculation of average annual total return and aggregate total return assumes an initial $1,000 investment and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. These performance quotations should not be considered as representative of the Funds’ performance for any specified period in the future.

Each Fund may also compute the “cumulative total return” of each class of shares of the Funds, which represents the total change in value of an investment in a particular class of shares of a Fund for a specified period (again reflecting changes in share prices and assuming reinvestment of distributions). Cumulative total return is calculated in a similar manner as average annual total return, except that the return is aggregated, rather than annualized. The Funds may also compute average annual total return and cumulative total return after taxes on distributions and after taxes on distributions and redemption, which are calculated in a similar manner after adjustments for taxes on distributions and taxes on distributions and redemption.

The calculations of average annual total return and cumulative total return after taxes on fund distributions assume that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions is determined by assuming complete redemption of the hypothetical investment, assuming the redemption has no tax consequences, and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The calculations of average annual total return and cumulative total return after taxes on fund distributions and redemption assume there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions and redemption is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations and subtracting of capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

The performance quotations below (before and after taxes) should not be considered representative of the Funds’ performance for any specified period in the future and after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan.

The average annual total returns before taxes on distributions of the No Load Shares of the Focused Advantage Fund for the one-year and five-year periods ended September 30, 2007 and the period since December 29, 2000, date of commencement of operations of the No Load Shares, through September 30, 2007 were 13.81%, 22.49%, and 9.14%, respectively. The cumulative total return before taxes on distributions of the No Load Shares of the Focused Advantage Fund since December 29, 2000 through September 30, 2007 was 80.57%. The average annual total returns after taxes on distributions of the No Load Shares of the Focused Advantage Fund for the one-year and five-year periods ended September 30, 2007 and the period since December 29, 2000 through September 30, 2007 were 12.19%, 21.89%, and 8.75%, respectively. The cumulative total return after taxes on distributions of the No Load Shares of the Focused Advantage Fund since December 29, 2000 through September 30, 2007 was 76.21%. The average annual total returns after taxes on distributions and sale of shares of the No Load Shares of the Focused Advantage Fund for the one-year and five-year periods ended September 30, 2007 and the period since December 29, 2000 through September 30, 2007 were 10.06%, 19.79%, and 7.86%, respectively. The cumulative total return after taxes on distributions and sale of shares of the No Load Shares of the Focused Advantage Fund since December 29, 2000 through September 30, 2007 was 66.77%.

The average annual total returns before taxes on distributions of the Class A Shares of the Focused Advantage Fund for the one-year period ended September 30, 2007 and the period since July 18, 2006, date of commencement of operations of the Class A Shares, through September 30, 2007 were 14.03% (7.48% with the maximum sales load) and 20.49% (14.70% with the maximum sales load), respectively. The cumulative total return before taxes on distributions of the Class A Shares of the Focused Advantage Fund since July 18, 2006 through September 30, 2007 was 25.13% (17.94% with the maximum sales load). The average annual total returns after taxes on distributions of the Class A Shares of the Focused Advantage Fund for the one-year period ended September 30, 2007 and the period since July 18, 2006 through September 30, 2007 were 12.34% (5.88% with the maximum sales load) and 18.96% (13.24% with the maximum sales load), respectively. The cumulative total return after taxes on distributions of the Class A Shares of the Focused Advantage Fund since July 18, 2006 through September 30, 2007 was 23.22% (16.13% with the maximum sales load). The average annual total returns after taxes on distributions and sale of shares of the Class A Shares of the Focused Advantage Fund for the one-year period ended September 30, 2007 and the period since July 18, 2006 through September 30, 2007 were 10.20% (5.87% with the maximum sales load) and 16.95% (12.03% with the maximum sales load), respectively. The cumulative total return after taxes on distributions and sale of shares taxes on distributions and sale of shares of the Class A Shares of the Focused Advantage Fund since July 18, 2006 through September 30, 2007 was 20.72% (14.64% with the maximum sales load).

The average annual total returns before taxes on distributions of the Class B Shares of the Focused Advantage Fund for the one-year period ended September 30, 2007 and the period since July 18, 2006, date of commencement of operations of the Class B Shares, through September 30, 2007 were 13.21% (9.21% with the CDSC) and 19.58% (16.36% with the CDSC), respectively. The cumulative total return before taxes on distributions of the Class B Shares of the Focused Advantage Fund since July 18, 2006 through September 30, 2007 was 23.99% (19.99% with the CDSC). The average annual total returns after taxes on distributions of the Class B Shares of the Focused Advantage Fund for the one-year period ended September 30, 2007 and the period since July 18, 2006 through September 30, 2007 were 11.62% (7.62% with the CDSC) and 18.18% (14.95% with the CDSC), respectively. The cumulative total return after taxes on distributions of the Class B Shares of the

Focused Advantage Fund since July 18, 2006 through September 30, 2007 was 22.25% (18.25% with the CDSC). The average annual total returns after taxes on distributions and sale of shares of the Class B Shares of the Focused Advantage Fund for the one-year period ended September 30, 2007 and the period since July 18, 2006 through September 30, 2007 were 9.67% (5.67% with the CDSC) and 16.25%, (13.02% with the CDSC) respectively. The cumulative total return after taxes on distributions and sale of shares taxes on distributions and sale of shares of the Class A Shares of the Focused Advantage Fund since July 18, 2006 through September 30, 2007 was 19.86% (15.86% with the CDSC).

The average annual total returns before taxes on distributions of the Class C Shares of the Focused Advantage Fund for the one-year period ended September 30, 2007 and the period since July 18, 2006, date of commencement of operations of the Class C Shares, through September 30, 2007 were 13.01% and 19.40%, respectively. The cumulative total return before taxes on distributions of the Class C Shares of the Focused Advantage Fund since July 18, 2006 through September 30, 2007 was 23.77%. The average annual total returns after taxes on distributions of the Class C Shares of the Focused Advantage Fund for the one-year period ended September 30, 2007 and the period since July 18, 2006 through September 30, 2007 were 11.57% and 18.13%, respectively. The cumulative total return after taxes on distributions of the Class C Shares of the Focused Advantage Fund since July 18, 2006 through September 30, 2007 was 22.19%. The average annual total returns after taxes on distributions and sale of shares of the Class C Shares of the Focused Advantage Fund for the one-year period ended September 30, 2007 and the period since July 18, 2006 through September 30, 2007 were 9.54% and 16.17%, respectively. The cumulative total return after taxes on distributions and sale of shares taxes on distributions and sale of shares of the Class C Shares of the Focused Advantage Fund since July 18, 2006 through September 30, 2007 was 19.76%.

The average annual total returns before taxes on distributions of the No Load Shares of the Advantage Equity Fund for the one-year and five-year periods ended September 30, 2007 and the period since December 29, 2000, date of commencement of operations of the No Load Shares, through September 30, 2007 were 11.99%, 14.41%, and 8.07%, respectively. The cumulative total return before taxes on distributions of the No Load Shares of the Advantage Equity Fund since December 29, 2000 through September 30, 2007 was 68.88%. The average annual total returns after taxes on distributions of the No Load Shares of the Advantage Equity Fund for the one-year and five-year periods ended September 30, 2007 and the period since December 29, 2000 through September 30, 2007 were 10.45%, 13.57%, and 7.40%, respectively. The cumulative total return after taxes on distributions of the No Load Shares of the Advantage Equity Fund since December 29, 2000 through September 30, 2007 was 61.97%. The average annual total returns after taxes on distributions and sale of shares of the No Load Shares of the Advantage Equity Fund for the one-year and five-year periods ended September 30, 2007 and the period since December 29, 2000 through September 30, 2007 were 9.11%, 12.27%, and 6.72%, respectively. The cumulative total return after taxes on distributions and sale of shares of the No Load Shares of the Advantage Equity Fund since December 29, 2000 through September 30, 2007 was 55.18%.

The average annual total returns before taxes on distributions of the Class A Shares of the Advantage Equity Fund for the one-year period ended September 30, 2007 and the period since July 18, 2006, date of commencement of operations of the Class A Shares, through September 30, 2007 were 12.41% (5.95% with the maximum sales load) and 18.72% (13.02% with the maximum sales load), respectively. The cumulative total return before taxes on distributions of the Class A Shares of the Advantage Equity Fund since July 18, 2006 through September 30, 2007 was 22.92% (15.86% with the maximum sales load). The average annual total returns after taxes on distributions of the Class A Shares of the Advantage Equity Fund for the one-year period ended September 30, 2007 and the period since July 18, 2006 through September 30, 2007 were 11.02% (4.63% with the maximum sales load) and 17.44% (11.80% with the maximum sales load), respectively. The cumulative total return after taxes on distributions of the Class A Shares of the Advantage Equity Fund since July 18, 2006 through September 30, 2007 was 21.34% (14.36% with the maximum sales load). The average annual total returns after taxes on distributions and sale of shares of the Class A Shares of the Advantage Equity Fund for the one-year period ended September 30, 2007 and the period since July 18, 2006 through September 30, 2007 were 9.38% (5.11% with the maximum sales load) and 15.66% (10.81% with the maximum sales load), respectively. The cumulative total return after taxes on distributions and sale of shares taxes on distributions and sale of shares of the Class A Shares of the Advantage Equity Fund since July 18, 2006 through September 30, 2007 was 19.12% (13.14% with the maximum sales load).

The average annual total returns before taxes on distributions of the Class B Shares of the Advantage Equity Fund for the one-year period ended September 30, 2007 and the period since July 18, 2006, date of commencement of operations of the Class B Shares, through September 30, 2007 were 12.58% (8.58% with the CDSC) and 18.72% (15.50% with the CDSC), respectively. The cumulative total return before taxes on distributions of the Class B Shares of the Advantage Equity Fund since July 18, 2006 through September 30, 2007 was 22.92% (18.92% with the CDSC). The average annual total returns after taxes on distributions of the Class B Shares of the Advantage Equity Fund for the one-year period ended September 30, 2007 and the period since July 18, 2006 through September 30, 2007 were 11.28% (7.28% with the CDSC) and 17.59% (14.36% with the CDSC), respectively. The cumulative total return after taxes on distributions of the Class B Shares of the Advantage Equity Fund since July 18, 2006 through September 30, 2007 was 21.51% (17.51% with the CDSC). The average annual total returns after taxes on distributions and sale of shares of the Class B Shares of the Advantage Equity Fund for the one-year period ended September 30, 2007 and the period since July 18, 2006 through September 30, 2007 were 9.49% (5.49% with the CDSC) and 15.74%, (12.50% with the CDSC) respectively. The cumulative total return after taxes on distributions and sale of shares taxes on distributions and sale of shares of the Class A Shares of the Advantage Equity Fund since July 18, 2006 through September 30, 2007 was 19.22% (15.22% with the CDSC).

The average annual total returns before taxes on distributions of the Class C Shares of the Advantage Equity Fund for the one-year period ended September 30, 2007 and the period since July 18, 2006, date of commencement of operations of the Class C Shares, through September 30, 2007 were 12.65% and 18.79%, respectively. The cumulative total return before taxes on distributions of the Class C Shares of the Advantage Equity Fund since July 18, 2006 through September 30, 2007 was 23.01%. The average annual total returns after taxes on distributions of the Class C Shares of the Advantage Equity Fund for the one-year period ended September 30, 2007 and the period since July 18, 2006 through September 30, 2007 were 11.36% and 17.66%, respectively. The cumulative total return after taxes on distributions of the Class C Shares of the Advantage Equity Fund since July 18, 2006 through September 30, 2007 was 21.60%. The average annual total returns after taxes on distributions and sale of shares of the Class C Shares of the Advantage Equity Fund for the one-year period ended September 30, 2007 and the period since July 18, 2006 through September 30, 2007 were 9.54% and 15.79%, respectively. The cumulative total return after taxes on distributions and sale of shares taxes on distributions and sale of shares of the Class C Shares of the Advantage Equity Fund since July 18, 2006 through September 30, 2007 was 19.29%.

Each Fund’s performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Total Return Index. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Each Fund may also occasionally cite statistics to reflect its volatility and risk. Each Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance that any Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare a Fund’s past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

Each Fund’s performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, each Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

•

Lipper Analytical Services, Inc. which ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

•

Morningstar, Inc., an independent rating service, which is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 Nasdaq-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Funds’ Prospectuses to obtain a more complete view of each Fund’s performance before investing. Of course, when comparing a Fund’s performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds, such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for each Fund may quote total returns that are calculated on nonstandardized base periods. The total returns represent the historic change in the value of an investment in a Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time each Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. Each Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody’s). Each Fund may also depict the historical performance of the securities in which a Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. Each Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

FINANCIAL STATEMENTS

The audited financial statements of each of the Funds for the fiscal year ended September 30, 2007, including the financial highlights appearing in the Annual Reports to shareholders, are incorporated by reference and made a part of this document.

APPENDIX A – DESCRIPTION OF RATINGS

The various ratings used by the nationally recognized securities rating services are described below. A rating by a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of the securities in which the Funds may invest should be reviewed quarterly and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR'S(r) RATINGS SERVICES. The following summarizes the highest four ratings used by Standard & Poor’s Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

AAA – This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

AA – Debt rated AA differs from AAA issues only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC, and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY'S INVESTOR SERVICE, INC. The following summarizes the highest four ratings used by Moody’s Investors Service, Inc. (“Moody’s”) for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Advisor:

Aaa – Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Bond obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings.

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor, or support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings.

Short-Term Debt Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

Long-Term Ratings.

AAA – Highest credit quality. The rating AAA denotes that the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. The rating AA denotes a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. The rating A denotes a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

BBB – Good credit quality. The rating BBB indicates that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC, and C are regarded as a high default risk. A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default. Securities rated DDD, D, and D indicate a default has occurred.

Short-Term Ratings.

F1 – Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

F2 – Good credit quality. The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

F3 – Fair credit quality. The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B – Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C, and D by Fitch are considered by the Advisor to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings “AAA” category or to the categories below “CCC”, nor to short-term ratings other than “F1”. The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	the Trust’s Proxy Voting and Disclosure Policy; and
(2)	the Advisor’s Proxy Voting and Disclosure Policy, including a detailed description of the Advisor’s specific proxy voting guidelines.

HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST

PROXY VOTING AND DISCLOSURE POLICY

I.	Introduction

Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that the Hillman Capital Management Investment Trust (“Trust”) and each of its series of shares, the Hillman Focused Advantage Fund and the Hillman Advantage Equity Fund (individually “Fund” and collectively “Funds”), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

A.	General

The Trust’s Board of Trustees (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds’ shareholders.

B.	Delegation to Fund’s Advisor

The Board believes that Hillman Capital Management, Inc. (“Advisor”), as the Funds’ investment Advisor, is in the best position to make individual voting decisions for each Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

(i)	to make the proxy voting decisions for each Fund; and
(ii)

to assist each Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve the Advisor’s Proxy Voting and Disclosure Policy (“Advisor’s Voting Policy”) as it relates to each Fund. The Board must also approve any material changes to the Advisor’s Voting Policy no later than four (4) months after adoption by Advisor.

C.	Conflicts

In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Advisor’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below). In addition, provided the Advisor is not affiliated with a Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund’s shareholders and the Fund’s principal underwriter or affiliated person of the principal underwriter.

III.	Fund Disclosure

A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

Beginning with a Fund’s next annual update to its Statement of Additional Information (“SAI”) on Form N-1A after July 1, 2003, the Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders. The Fund will notify shareholders in the SAI and the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov. The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.	Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, each Fund shall disclose to its shareholders on Form N-PX the Fund’s complete proxy voting record for the twelve-month period ended June 30 by no later than August 31 of each year.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

(i)	The name of the issuer of the portfolio security;
(ii)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(iii)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
(iv)	The shareholder meeting date;
(v)	A brief identification of the matter voted on;
(vi)	Whether the matter was proposed by the issuer or by a security holder;
(vii)	Whether the Fund cast its vote on the matter;
(viii)	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(ix)	Whether the Fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy statements received regarding each Fund’s securities;
(iii)	Records of votes cast on behalf of each Fund; and
(iv)	A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Advisor’s records.

A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Fund’s Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.	Proxy Voting Committee

A.	General

The proxy voting committee of the Trust (“Proxy Voting Committee”) shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand.

B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records. The Proxy Voting

Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.	Other

This Policy may be amended, from time to time, as determined by the Board.

Adopted as of this 17th day of June, 2003.

Hillman Capital Management, Inc.

Proxy Voting Policies and Procedures

Hillman Capital Management, Inc. (the “Adviser”) shall vote proxies related to securities held in our clients’ portfolios, including the portfolios of mutual funds for which we serve as the investment adviser, in the best interest of our clients. All references in these Proxy Voting Policies and Procedures are limited solely to clients for which we have agreed to vote such proxies. A client may reserve to itself the right to vote proxies.

The Adviser’s authority to vote the proxies of certain clients is established by advisory contracts or comparable documents. In addition to requirements of the Securities and Exchange Commission (“SEC”) governing advisers, our proxy voting policies reflect the fiduciary standards and responsibilities for ERISA accounts

The Investment Advisers Act of 1940, as amended (the “Advisers Act”), requires us to act solely in the best interest of our clients at all times. We have adopted and implemented these Proxy Voting Policies and Procedures which we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders. Specifically, proxy votes generally will be cast in favor of proposals that:

•	maintain or strengthen the shared interests of stockholders and management;
•	increase shareholder value; and
•	maintain or increase shareholder rights generally.

Proxy votes will generally be cast against proposals having the opposite effect of the above interests. Where we perceive that a management proposal, if approved, would tend to limit or reduce the market value of the company’s securities, we will generally vote against it. We believe that means for ensuring management accountability to shareholders, in the rare cases where the means are threatened, must not be compromised.

We generally support shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless such measures could have the effect of reducing shareholder rights or potential shareholder value. In cases where shareholder proposals challenge such actions, our voting position will generally favor not interfering with the directors’ proper function in the interest of all shareholders.

2007-4-CM-H_REV8-15-07

We believe that proposals addressing strictly social or political issues are not relevant to the goal of maximizing the return on funds under our management. We will generally vote against such proposals, but will consider supporting proposals that seek to protect shareholder rights or minimize risks to shareholder value.

We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate’s compliance with these Proxy Voting Policies and Procedures.

We have contracted with Institutional Shareholder Services (“ISS”) to provide such proxy voting support. Under the terms of our arrangement with ISS, we inform ISS, in advance, as to how we intend for certain issues to be voted. ISS has categorized common proxy voting issues and we can instruct ISS to vote either for or against a particular type of proposal or we can instruct ISS to seek specific instruction from us with respect to that particular type of proposal on a case-by-case basis (“Voting Instructions”). We have carefully considered each of the categories of issues presented by ISS and have determined which issues we will generally support, which we will generally oppose and which we will vote on a case by case basis after careful evaluation of the issue(s) presented A basic discussion of our proxy voting philosophies is incorporated into these Proxy Voting Policies and Procedures. We will review our standing Voting Instructions annually. We may alter our standing Voting Instructions at any time and, from time to time, ISS may ask us to provide Voting Instructions for additional categories of proxy issues.

Votes will be cast by ISS in a timely fashion. ISS receives all proxy statements, sorts the proposals according to their categories and votes the proxies according to our Voting Instructions. Proposals for which a voting decision has been predetermined are automatically voted by ISS pursuant to the Voting Instructions. We inform ISS as to how other proposals are to be voted through ISS’s website.

To the extent that a proxy contains a “case-by-case” issue which will not be voted by ISS according to our pre-determined Voting Instructions, we review the proxy to assess the extent, if any, to which there may be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a “potential conflict”). We perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If we determine that a potential conflict may exist, it shall be reported to our Proxy Voting Committee, consisting of Mark A. Hillman, Fletcher D. Perkins, Robert David and Rohit Punyani. The Proxy Voting Committee shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of our clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, the Proxy Voting Committee may resolve a potential conflict in any of the following manners:

•	We may disclose the potential conflict to our clients and obtain the consent of each of our

2007-4-CM-H_REV8-15-07

clients before voting such securities pro-rata in accordance with the interests of our clients; or

•	We may engage an independent third-party to determine how the proxy should be voted.

We will use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of our senior portfolio managers actually knew or reasonably should have known of the potential conflict.

We may abstain from voting a client proxy if we conclude that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

We may abstain from voting a client proxy for cost reasons (e.g, costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we will weigh the costs and benefits of voting proxy proposals and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.

To the extent each of The Hillman Total Return Fund or The Hillman Focused Advantage Fund invests in shares of other investment companies in accordance with the safe harbor provisions of Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, the Adviser will vote proxies with respect to such investment company securities in the same proportion as the vote of all other holders of such securities.

Unless otherwise directed by a client in writing, we are responsible for voting all proxies related to securities that we manage for clients with respect to which we have accepted proxy voting responsibility in writing. A client may from time to time direct us in writing to vote proxies in a manner that is different from the guidelines set forth in these Proxy Voting Policies and Procedures. We will follow such written direction for proxies received after our receipt of such written direction.

We shall maintain certain records required by applicable law in connection with proxy voting activities and shall provide proxy voting information to a client for which we are responsible for voting proxies upon written request. We shall keep the following records in an easily accessible place for a period of at least five years, the first two years in our offices:

•

2007-4-CM-H_REV8-15-07

Proxy statements received for client securities (we may rely on filings made on the Securities and Exchange Commission’s EDGAR system to maintain this record);

•	Our Proxy Voting Policies and Procedures;
•	Records of each vote cast on behalf of clients;
•	Records of written client requests for proxy voting information and any written responses by us to any client requests for such information; and
•	Documents prepared by us that were material to making a proxy voting decision or that memorialized the basis for a voting decision.

Clients should contact us in writing to obtain information about how we voted proxies with respect to their securities and to request a copy of our Proxy Voting Policies and Procedures at:

Hillman Capital Management, Inc.

7600 Wisconsin Avenue

Suite 650

Bethesda, MD 20814

Our Proxy Voting Policies and Procedures will be reviewed annually. The Proxy Voting Committee will review present procedures and past decisions with the aim of developing the most coherent and understandable proxy voting policy possible. We believe that a careful and continually evolving policy is indispensable to the task of discharging our fiduciary duties as an investment advisor.

These Proxy Voting Policies and Procedures may be amended at any time by the Adviser, provided that material changes that affect proxy voting for The Hillman Focused Advantage Fund or The Hillman Total Return Fund shall be ratified by the Board of Trustees of such fund within four (4) months of adoption by the Adviser.

Adopted as of this 8th day of June 2006

Mark A. Hillman, President

2007-4-CM-H_REV8-15-07

2099 GAITHER ROAD SUITE 501 ROCKVILLE, MD •20850-4045 (301) 556-0500 FAX (301) 556-0486 WWW.ISSPROXY.COM

Copyright © 2006 by Institutional Shareholder Services.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher.

Requests for permission to make copies of any part of this work should be sent to: Institutional Shareholder Services Marketing Department 2099 Gaither Road Rockville, MD 20850 ISS is a trademark used herein under license.

ISS 2007 Proxy Voting Guidelines Summary

Effective for Meetings Feb 1, 2007 Updated December 15, 2006

The following is a condensed version of the proxy voting recommendations contained in the ISS Proxy Voting Manual.

1. Operational Items

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Auditor Indemnification and Limitation of Liability

Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:

•	The terms of the auditor agreement- the degree to which these agreements impact shareholders' rights;
•	Motivation and rationale for establishing the agreements;
•	Quality of disclosure; and
•	Historical practices in the audit area.

WTHHOLD against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent,
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position, or
•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;
•	The length of rotation specified in the proposal;
•	Any significant audit-related issues at the company;
•	The number of Audit Committee meetings held each year;
•	The number of financial experts serving on the committee; and
•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

Transact Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

2. Board of Directors:

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

•	Composition of the board and key board committees;
•	Attendance at board and committee meetings;
•	Corporate governance provisions and takeover activity;
•	Disclosures under Section 404 of Sarbanes-Oxley Act;
•	Long-term company performance relative to a market and peer index;
•	Extent of the director’s investment in the company;
•	Existence of related party transactions;
•	Whether the chairman is also serving as CEO;
•	Whether a retired CEO sits on the board;
•	Number of outside boards at which a director serves;
•	Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
•	Sit on more than six public company boards;
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

•

The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
•

The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
•	The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section “Performance Test for Directors”.

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
•	The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

•	The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);
•

A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;

•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
•	The company fails to submit one-time transfers of stock options to a shareholder vote;
•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
•	The company has backdated options (see “Options Backdating” policy);
•	The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

2007 Classification of Directors

Inside Director (I)

•	Employee of the company or one of its affiliates1 ;
•	Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);
•	Listed as a Section 16 officer2 ;
•	Current interim CEO;
•	Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

Affiliated Outside Director (AO)

•	Board attestation that an outside director is not independent;
•	Former CEO of the company;
•	Former CEO of an acquired company within the past five years;
•	Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO’s employment agreement will be made;
•	Former executive2 of the company, an affiliate or an acquired firm within the past five years;
•	Executive 2 of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;
•	Executive, former executive, general or limited partner of a joint venture or partnership with the company;
•	Relative 4 of a current Section 16 officer of company or its affiliates;
•

Relative 4 of a current employee of company or its affiliates where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non- Section 16 officer in a key strategic role);

•	Relative 4 of former Section 16 officer, of company or its affiliate within the last five years;
•

Currently provides (or a relative4 provides) professional services5 to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year;

•	Employed by (or a relative4 is employed by) a significant customer or supplier6 ;
•	Has (or a relative4 has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; 6
•	Any material financial tie or other related party transactional relationship to the company;
•	Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;
•	Has (or a relative4 has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; 7
•	Founder 8 of the company but not currently an employee;
•	Is (or a relative4 is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments6 from the company or its affiliates1 .

Independent Outside Director (IO)

•	No material9 connection to the company other than a board seat.

Footnotes:

1	“Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.
2 “

Executives” (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function).

3

ISS will look at the terms of the interim CEO’s employment contract to determine if it contains severance pay, longterm health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.

4

“Relative” follows the SEC’s new definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

5

Professional services can be characterized as advisory in nature and generally include the following: investment banking / financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

6

If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient’s gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

7

Interlocks include: (a) executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

8	The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.
9

For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Age Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR proposals to restore or provide for cumulative voting unless the company meets all of the following criteria:

•	Majority vote standard in director elections, including a carve-out for plurality voting in contested situations;
•	Annually elected board;
•	Two-thirds of the board composed of independent directors;
•	Nominating committee composed solely of independent directors;
•	Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;
•	Ability of shareholders to call special meetings or act by written consent with 90 days' notice;
•	Absence of superior voting rights for one or more classes of stock;
•	Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;
•

The company has not under-performed its both industry peers and index on both a one-year and three-year total shareholder returns basis*, unless there has been a change in the CEO position within the last three years; and

•	No director received a WITHHOLD vote level of 35% or more of the votes cast in the previous election.

* Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e. "permissive indemnification") but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

•     If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

•	Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
•	Serves as liaison between the chairman and the independent directors,
•	Approves information sent to the board,
•	Approves meeting agendas for the board,
•	Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
•	Has the authority to call meetings of the independent directors,
•	If requested by major shareholders, ensures that he is available for consultation and direct communication;
•	Two-thirds independent board;
•	All-independent key committees;
•	Established governance guidelines;
•

The company should not have underperformed both its industry peers and index on both a one-year and three-year total shareholder returns basis*, unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance issues.

* Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of independent outsider. (See Classification of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Office of the Board

Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
•	Effectively disclosed information with respect to this structure to its shareholders;
•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•

The company has an independent chairman or a lead/presiding director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Open Access

Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management’s proxy card, provided the proposal substantially mirrors the SEC’s proposed two-trigger formulation (see the proposed “Security Holder Director Nominations” rule (http://www.sec.gov/rules/proposed/34-48626.htm) or ISS’ comment letter to the SEC dated 6/13/2003, available on ISS website under Governance Center- ISS Position Papers).

Performance Test for Directors

WITHHOLD from directors of Russell 3000 companies that underperformed relative to their industry peers. The criterion used to evaluate such underperformance is a combination of four performance measures:

One measurement will be a market-based performance metric and three measurements will be tied to the company’s operational performance. The market performance metric in the methodology is five-year Total Shareholder Return (TSR) on a relative basis within each four-digit GICS group. The three operational performance metrics are sales growth, EBITDA growth, and pre-tax operating Return on Invested Capital (ROIC) on a relative basis within each four-digit GICS group. All four metrics will be time-weighted as follows: 40 percent on the trailing 12 month period and 60 percent on the 48 month period prior to the trailing 12 months. This methodology emphasizes the company’s historical performance over a five-year period yet also accounts for near-term changes in a company’s performance.

The table below summarizes the new framework: Adopt a two-phased approach. In 2007 (Year 1), the worst performers (bottom five percent) within each of the 24 GICS groups will automatically receive cautionary language, except for companies that have already received cautionary language or withhold votes in 2006 under the current policy. The latter may be subject to withhold votes in 2007. For 2008 (Year 2), WITHHOLD votes from director nominees if a company continues to be in the bottom five percent within its GICS group for that respective year and/or shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. This policy would be applied on a rolling basis going forward.

Metrics Basis of Evaluation Weighting 2nd Weighting

Operational Performance 50%

5-year Average pre-tax operating ROIC Management efficiency in deploying assets 33.3%

5-year Sales Growth Top-Line 33.3%

5-year EBITDA Growth Core-earnings 33.3%

Sub Total 100% 15

Stock Performance 50%

5-year TSR Market

Total 100%

Adopt a two-phased approach. In 2007 (Year 1), the worst performers (bottom five percent) within each of the 24 GICS groups will automatically receive cautionary language, except for companies that have already received cautionary language or withhold votes in 2006 under the current policy. The latter may be subject to withhold votes in 2007. For 2008 (Year 2), WITHHOLD votes from director nominees if a company continues to be in the bottom five percent within its GICS group for that respective year and/or shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. This policy would be applied on a rolling basis going forward.

Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates);
•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, supporting those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or
•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price;
•	Fairness opinion;
•	Financial and strategic benefits;
•	How the deal was negotiated;
•	Conflicts of interest;
•	Other alternatives for the business;
•	Non-completion risk.

Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

•	Impact on the balance sheet/working capital;
•	Potential elimination of diseconomies;
•	Anticipated financial and operating benefits;
•	Anticipated use of funds;
•	Value received for the asset;
•	Fairness opinion;
•	How the deal was negotiated;
•	Conflicts of interest.

Bundled Proposals

Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization / Debt Restructuring / Prepackaged Bankruptcy Plans / Reverse Leveraged Buyouts / Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

•	Dilution to existing shareholders' position;
•	Terms of the offer;
•	Financial issues;
•	Management's efforts to pursue other alternatives;
•	Control issues;
•	Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

•	The reasons for the change;
•	Any financial or tax benefits;
•	Regulatory benefits;
•	Increases in capital structure;
•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital Structure”);
•	Adverse changes in shareholder rights.

Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

•	Offer price/premium;
•	Fairness opinion;
•	How the deal was negotiated;
•	Conflicts of interest;
•	Other alternatives/offers considered; and
•	Non-completion risk.

Vote CASE-BY-CASE on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
•	Cash-out value;
•	Whether the interests of continuing and cashed-out shareholders are balanced; and
•	The market reaction to public announcement of transaction.

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed;
•	Percentage ownership;
•	Financial and strategic benefits;
•	Governance structure;
•	Conflicts of interest;
•	Other alternatives;
•	Noncompletion risk.

Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

•	Management’s efforts to pursue other alternatives;
•	Appraisal value of assets; and
•	The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under “Mergers and Corporate Restructurings: Overall Approach.”

Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

•	Dilution to existing shareholders' position;
•	Terms of the offer;
•	Financial issues;
•	Management’s efforts to pursue other alternatives;
•	Control issues;
•	Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs

Vote CASE-BY-CASE on spin-offs, considering:

•	Tax and regulatory advantages;
•	Planned use of the sale proceeds;
•	Valuation of spinoff;
•	Fairness opinion;
•	Benefits to the parent company;
•	Conflicts of interest;
•	Managerial incentives;
•	Corporate governance changes;
•	Changes in the capital structure.

Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;
•	Signs of entrenched board and management;
•	Strategic plan in place for improving value;
•	Likelihood of receiving reasonable value in a sale or dissolution; and
•	Whether company is actively exploring its strategic options, including retaining a financial advisor.

6. State of Incorporation

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-out Provisions

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:

•	The reasons for reincorporating;
•	A comparison of the governance provisions;
•	Comparative economic benefits; and
•	A comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7. Capital Structure

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

•	Rationale;
•	Good performance with respect to peers and index on a five-year total shareholder return basis;
•	Absence of non-shareholder approved poison pill;
•	Reasonable equity compensation burn rate;
•	No non-shareholder approved pay plans; and

•     Absence of egregious equity compensation practices.

Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders;

•     It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

•	More simplified capital structure;
•	Enhanced liquidity;
•	Fairness of conversion terms;
•	Impact on voting power and dividends;
•	Reasons for the reclassification;
•	Conflicts of interest; and
•	Other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•	Adverse governance changes;
•	Excessive increases in authorized capital stock;
•	Unfair method of distribution;
•	Diminution of voting rights;
•	Adverse conversion features;
•	Negative impact on stock option plans; and
•	Alternatives such as spin-off.

8. Executive and Director Compensation Equity

Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;
•	The plan expressly permits the repricing of stock options without prior shareholder approval;
•	There is a disconnect between CEO pay and the company’s performance;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or
•	The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

Cost of Equity Plans

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

Repricing Provisions

Vote AGAINST plans that expressly permit the repricing of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Pay-for Performance Disconnect

Generally vote AGAINST plans in which:

•	there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance);
•	the main source of the pay increase (over half) is equity-based, and
•	the CEO is a participant of the equity proposal.

Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, value of non-equity incentive payouts, change in pension value and nonqualified deferred compensation earnings, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

The compensation committee has reviewed all components of the CEO’s compensation, including the following:

•	Base salary, bonus, long-term incentives;
•	Accumulative realized and unrealized stock option and restricted stock gains;
•	Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;
•	Earnings and accumulated payment obligations under the company’s nonqualified deferred compensation program;
•	Actual projected payment obligations under the company’s supplemental executive retirement plan (SERPs).

A tally sheet with all the above components should be disclosed for the following termination scenarios:

•	Payment if termination occurs within 12 months: $_____;
•	Payment if “not for cause” termination occurs within 12 months: $_____;
•	Payment if “change of control” termination occurs within 12 months: $_____.

The compensation committee is committed to providing additional information on the named executives’ annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS’ requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options1 or performance-accelerated grants.2 Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company’s financial measures.

Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST plans if the company’s most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.

1.

Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company’s underlying performance.

2.

Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s). 2007 Burn Rate Table

2007 Burn Rate Table

Russell 3000 Non-Russell 3000

1010 Energy 1.37% 0.92% 2.29% 1.76% 2.01% 3.77%

1510 Materials 1.23% 0.62% 1.85% 2.21% 2.15% 4.36%

2010 Capital Goods 1.60% 0.98% 2.57% 2.34% 1.98% 4.32%

2020 Commercial Services & Supplies 2.39% 1.42% 3.81% 2.25% 1.93% 4.18%

2030 Transportation 1.30% 1.01% 2.31% 1.92% 1.95% 3.86%

2510 Automobiles & Components 1.93% 0.98% 2.90% 2.37% 2.32% 4.69%

2520 Consumer Durables & Apparel 1.97% 1.12% 3.09% 2.02% 1.68% 3.70%

2530 Hotels Restaurants & Leisure 2.22% 1.19% 3.41% 2.29% 1.88% 4.17%

2540 Media 1.78% 0.92% 2.70% 3.26% 2.36% 5.62%

2550 Retailing 1.95% 1.10% 3.05% 2.92% 2.21% 5.14%

3010, 3020, 3030 Food & Staples Retailing 1.66% 1.25% 2.91% 1.90% 2.00% 3.90%

3510 Health Care Equipment & Services 2.87% 1.32% 4.19% 3.51% 2.31% 5.81%

3520 Pharmaceuticals & Biotechnology 3.12% 1.38% 4.50% 3.96% 2.89% 6.85%

4010 Banks 1.31% 0.89% 2.20% 1.15% 1.10% 2.25%

4020 Diversified Financials 2.13% 1.64% 3.76% 4.84% 5.03% 9.87%

4030 Insurance 1.34% 0.88% 2.22% 1.60% 1.96% 3.56%

4040 Real Estate 1.21% 1.02% 2.23% 1.21% 1.02% 2.23%

4510 Software & Services 3.77% 2.05% 5.82% 5.33% 3.13% 8.46%

4520 Technology Hardware & Equipment 3.05% 1.65% 4.70% 3.58% 2.34% 5.92%

4530 Semiconductors & Semiconductor Equip. 3.76% 1.64% 5.40% 4.48% 2.46% 6.94%

5010 Telecommunication Services 1.71% 0.99% 2.70% 2.98% 2.94% 5.92%

5510 Utilities 0.84% 0.51% 1.35% 0.84% 0.51% 1.35%

For companies that grant both full value awards and stock options to their employees, ISS shall apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

Characteristics	Annual Stock Price Volatility	Premium
High annual volatility	53% and higher	1 full-value award will count as 1.5 option shares
Moderate annual volatility	25% - 52%	1 full-value award will count as 2.0 option shares
Low annual volatility	Less than 25%	1 full-value award will count as 4.0 option shares

Poor Pay Practices

Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withholding votes:

•	Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);
•	Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);
•	Huge bonus payouts without justifiable performance linkage or proper disclosure;
•	Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);
•

Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

•	New CEO awarded an overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed in this policy);
•	Excessive severance provisions (e.g., including excessive change in control payments);
•	Change in control payouts without loss of job or substantial diminution of job duties;
•	Internal pay disparity;
•	Options backdating (covered in a separate policy); and

•     Other excessive compensation payouts or poor pay practices at the company.

Specific Treatment of Certain Award Types in Equity Plan Evaluations:

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling Provisions

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights

(SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Other Compensation Proposals and Policies

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.
•	Vesting schedule or mandatory holding/deferral period:
•	A minimum vesting of three years for stock options or restricted stock; or
•	Deferred stock payable at the end of a three-year deferral period.
•	Mix between cash and equity:
•	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
•	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
•	No retirement/benefits and perquisites provided to non-employee directors; and
•

Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Director Retirement Plans

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans-- Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;
•	Offering period is 27 months or less; and
•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or
•	Offering period is greater than 27 months; or
•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans-- Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Options Backdating

In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•	Length of time of options backdating;
•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;
•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

•	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
•	Rationale for the re-pricing--was the stock price decline beyond management's control?
•	Is this a value-for-value exchange?
•	Are surrendered stock options added back to the plan reserve?
•	Option vesting--does the new option vest immediately or is there a black-out period?
•	Term of the option--the term should remain the same as that of the replaced option;
•	Exercise price--should be set at fair market or a premium to market;
•	Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Programs of Stock Options One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

•	Executive officers and non-employee directors are excluded from participating;

•

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Compensation Consultants- Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Board committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Repricing

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Pay for Superior Performance

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. The proposals call for:

•

the annual incentive component of the plan should utilize financial performance criteria that can be benchmarked against peer group performance, and provide that no annual bonus be awarded based on financial performance criteria unless the company exceeds the median or mean performance of a disclosed group of peer companies on the selected financial criteria;

•	the long-term equity compensation component of the plan should utilize financial and/or stock price performance criteria that can be benchmarked against peer group performance, and any options, restricted shares, or other equity compensation used should be structured so that compensation is received only when company performance exceeds the median or mean performance of the peer group companies on the selected financial and stock price performance criteria; and

•	the plan disclosure should allow shareholders to monitor the correlation between pay and performance.

Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long -term equity incentive programs are performance driven?
•

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•     What type of industry and stage of business cycle does the company belong to?

Pension Plan Income Accounting

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•

First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;
•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
•

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

9. Corporate Responsibility Consumer Issues and Public Safety

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;
•	The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
•	The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•	The company has already published a set of animal welfare standards and monitors compliance;
•	The company’s standards are comparable to or better than those of peer firms; and
•	There are no serious controversies surrounding the company’s treatment of animals.

Drug Pricing

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•	The existing level of disclosure on pricing policies;
•	Deviation from established industry pricing norms;
•	The company’s existing initiatives to provide its products to needy consumers;
•	Whether the proposal focuses on specific products or geographic regions.

Drug Reimportation

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•	The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;
•	The quality of the company’s disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;
•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs;

•	Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:

•	The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;
•	The quality of the company’s disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;
•	The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns

Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company’s Sub-Saharan operations and how the company is responding to it, taking into account:

•	The nature and size of the company’s operations in Sub-Saharan Africa and the number of local employees;
•	The company’s existing healthcare policies, including benefits and healthcare access for local workers;
•	Company donations to healthcare providers operating in the region.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Predatory Lending

Vote CASE-BY CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;
•	Whether the company has adequately disclosed the financial risks of its subprime business;
•	Whether the company has been subject to violations of lending laws or serious lending controversies;
•	Peer companies’ policies to prevent abusive lending practices.

Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

•	Whether the company complies with all local ordinances and regulations;
•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness;
•	The risk of any health-related liabilities.

Advertising to youth:

•	Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;
•	Whether the company has gone as far as peers in restricting advertising;
•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;
•	Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:

•	The percentage of the company’s business affected;
•	The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

•	The percentage of the company’s business affected;
•	The feasibility of a spin-off;
•	Potential future liabilities related to the company’s tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

•	Current regulations in the markets in which the company operates;
•	Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and
•	The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Environment and Energy

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

•	New legislation is adopted allowing development and drilling in the ANWR region;
•	The company intends to pursue operations in the ANWR; and
•	The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES Principles

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

•	The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;
•	The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;
•	Environmentally conscious practices of peer companies, including endorsement of CERES;
•	Costs of membership and implementation.

Climate Change

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:

•

The company already provides current, publicly-available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

•	The company’s level of disclosure is comparable to or better than information provided by industry peers; and
•	There are no significant fines, penalties, or litigation associated with the company’s environmental performance.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•	The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
•	The company does not directly source from CAFOs.

Environmental-Economic Risk Report

Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:

•	The feasibility of financially quantifying environmental risk factors;
•	The company’s compliance with applicable legislation and/or regulations regarding environmental performance;
•	The costs associated with implementing improved standards;
•	The potential costs associated with remediation resulting from poor environmental performance; and
•	The current level of disclosure on environmental policies and initiatives.

Environmental Reports

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Kyoto Protocol Compliance

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

•	The company does not maintain operations in Kyoto signatory markets;
•	The company already evaluates and substantially discloses such information; or,
•	Greenhouse gas emissions do not significantly impact the company’s core businesses.

Land Use

Generally vote AGAINST resolutions that request the disclosure of detailed information on a company’s policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

Nuclear Safety

Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:

•	The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;
•	The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or
•	The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

Operations in Protected Areas

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:

•	The company does not currently have operations or plans to develop operations in these protected regions; or,
•	The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

•	The nature of the company’s business and the percentage affected;
•	The extent that peer companies are recycling;
•	The timetable prescribed by the proposal;
•	The costs and methods of implementation;
•	Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Sustainability Report

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

General Corporate Issues

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	The company is in compliance with laws governing corporate political activities; and
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and
•	The public availability of a policy on political contributions.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Disclosure of Lobbying Expenditures/Initiatives

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering any significant controversy or litigation surrounding a company’s public policy activities, the current level of disclosure on lobbying strategy, and the impact that the policy issue may have on the company’s business operations.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

•	The relevance of the issue to be linked to pay;
•	The degree that social performance is already included in the company’s pay structure and disclosed;

•	The degree that social performance is used by peer companies in setting pay;
•	Violations or complaints filed against the company relating to the particular social performance measure;
•	Artificial limits sought by the proposal, such as freezing or capping executive pay
•	Independence of the compensation committee;
•	Current company pay levels.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

•	Risks associated with certain international markets;
•	The utility of such a report to shareholders;
•	The existence of a publicly available code of corporate conduct that applies to international operations.

Labor Standards and Human Rights

China Principles

Vote AGAINST proposals to implement the China Principles unless:

•	There are serious controversies surrounding the company’s China operations; and
•	The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:

•	The nature and amount of company business in that country;
•	The company’s workplace code of conduct;
•	Proprietary and confidential information involved;
•	Company compliance with U.S. regulations on investing in the country;
•	Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

•	The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;
•	Agreements with foreign suppliers to meet certain workplace standards;
•	Whether company and vendor facilities are monitored and how;
•	Company participation in fair labor organizations;
•	Type of business;
•	Proportion of business conducted overseas;
•	Countries of operation with known human rights abuses;
•	Whether the company has been recently involved in significant labor and human rights controversies or violations;
•	Peer company standards and practices;
•	Union presence in company’s international factories.

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

•	The company does not operate in countries with significant human rights violations;
•	The company has no recent human rights controversies or violations; or
•	The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

•	Company compliance with or violations of the Fair Employment Act of 1989;
•	Company antidiscrimination policies that already exceed the legal requirements;
•	The cost and feasibility of adopting all nine principles;
•	The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);
•	The potential for charges of reverse discrimination;
•	The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;
•	The level of the company’s investment in Northern Ireland;
•	The number of company employees in Northern Ireland;
•	The degree that industry peers have adopted the MacBride Principles;
•	Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

Military Business

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

•	Whether the company has in the past manufactured landmine components;
•	Whether the company’s peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

•	What weapons classifications the proponent views as cluster bombs;
•	Whether the company currently or in the past has manufactured cluster bombs or their components;
•	The percentage of revenue derived from cluster bomb manufacture;
•	Whether the company’s peers have renounced future production.

Nuclear Weapons

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Operations in Nations Sponsoring Terrorism (e.g., Iran)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company’s financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:

•	The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;
•	Compliance with U.S. sanctions and laws.

Spaced-Based Weaponization

Generally vote FOR reports on a company’s involvement in spaced-based weaponization unless:

•	The information is already publicly available; or
•	The disclosures sought could compromise proprietary information.

Workplace Diversity

Board Diversity

Generally vote FOR reports on the company’s efforts to diversify the board, unless:

•	The board composition is reasonably inclusive in relation to companies of similar size and business; or
•	The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

•	The degree of board diversity;
•	Comparison with peer companies;
•	Established process for improving board diversity;
•	Existence of independent nominating committee;
•	Use of outside search firm;
•	History of EEO violations.

Equal Employment Opportunity (EEO)

Generally vote FOR reports outlining the company’s affirmative action initiatives unless all of the following apply:

•	The company has well-documented equal opportunity programs;
•	The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and
•	The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

•	The composition of senior management and the board is fairly inclusive;
•	The company has well-documented programs addressing diversity initiatives and leadership development;
•	The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and
•	The company has had no recent, significant EEO-related violations or litigation.

Sexual Orientation

Vote FOR proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;
•	Market in which the fund invests;
•	Measures taken by the board to address the discount; and
•	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

•	Past performance relative to its peers;
•	Market in which fund invests;
•	Measures taken by the board to address the issues;
•	Past shareholder activism, board activity, and votes on related proposals;
•	Strategy of the incumbents versus the dissidents;
•	Independence of directors;
•	Experience and skills of director candidates;
•	Governance profile of the company;
•	Evidence of management entrenchment.

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

•	Proposed and current fee schedules;
•	Fund category/investment objective;
•	Performance benchmarks;

•	Share price performance as compared with peers;
•	Resulting fees relative to peers;
•	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

•	Stated specific financing purpose;
•	Possible dilution for common shares;
•	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

•	Potential competitiveness;
•	Regulatory developments;
•	Current and potential returns; and
•	Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	The fund's target investments;
•	The reasons given by the fund for the change; and
•	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

•	Political/economic changes in the target market;
•	Consolidation in the target market; and
•	Current asset composition.

Change in Fund's Subclassification

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

•	Potential competitiveness;
•	Current and potential returns;

•	Risk of concentration;
•	Consolidation in target industry.

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•	Strategies employed to salvage the company;
•	The fund’s past performance;
•	The terms of the liquidation.

Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

•	The degree of change implied by the proposal;
•	The efficiencies that could result;
•	The state of incorporation;
•	Regulatory standards and implications.

Vote AGAINST any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
•	Removal of shareholder approval requirement for amendments to the new declaration of trust;
•

Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;
•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
•	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

•	Regulations of both states;
•	Required fundamental policies of both states;
•	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives;
•	The proposed distributor’s reputation and past performance;
•	The competitiveness of the fund in the industry;
•	The terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

•	Resulting fee structure;
•	Performance of both funds;
•	Continuity of management personnel;
•	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

• Performance of the fund’s Net Asset Value (NAV);

• The fund’s history of shareholder relations;

• The performance of other funds under the advisor’s management.

PART C

HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST

FORM N-1A

OTHER INFORMATION

ITEM 23.	Exhibits
(a)	Trust Instrument. [1]
(b)	Bylaws. [1]
(c)	Certificates for shares are not issued. Articles II and VII of the Trust Instrument, previously filed as Exhibit (a) hereto, define the rights of security holders. [1]
(d)	Investment Advisory Agreement between the Registrant and Hillman Capital Management, Inc., as Advisor. [2]
(e)(1)	Distribution Agreement between the Registrant and Capital Investment Group, Inc., as Distributor. [2]
(e)(2)	First Amendment to the Distribution Agreement between the Registrant and Capital Investment Group, Inc., as Distributor. [8]
(f)	Not Applicable.
(g)(1)	Master Custodian Agreement between The Nottingham Management Company and First Union National Bank.[4]
(g)(2)	First Amendment to the Master Custodian Agreement between The Nottingham Management Company and Wachovia Bank, N.A. (successor by merger to First Union National Bank). [7]
(g)(3)

Second Amendment to the Master Custodian Agreement between The Nottingham Management Company and U.S. Bank, N.A. (successor by acquisition to Wachovia Bank, N.A. (successor by merger to First Union National Bank)).

(g)(4)	First Addendum to the Master Custodian Agreement between The Nottingham Management Company and First Union National Bank. [4]
(g)(5)	Second Addendum to the Master Custodian Agreement between The Nottingham Management Company and Wachovia Bank, N.A. (successor by merger to First Union National Bank). [5]
(g)(6)	Third Addendum to the Master Custodian Agreement between The Nottingham Management Company and Wachovia Bank, N.A. (successor by merger to First Union National Bank). [5]
(g)(7)	Fourth Addendum to the Master Custodian Agreement between The Nottingham Management Company and Wachovia Bank, N.A. (successor by merger to First Union National Bank). [5]
(g)(8)	Fifth Addendum to the Master Custodian Agreement between The Nottingham Management Company and Wachovia Bank, N.A. (successor by merger to First Union National Bank). [5]

(g)(9)	Sixth Addendum to the Master Custodian Agreement between The Nottingham Management Company and Wachovia Bank, N.A. (successor by merger to First Union National Bank). [6]
(g)(10)	Seventh Addendum to the Master Custodian Agreement between The Nottingham Management Company and Wachovia Bank, N.A. (successor by merger to First Union National Bank). [6]
(g)(11)	Eighth Addendum to the Master Custodian Agreement between The Nottingham Management Company and Wachovia Bank, N.A. (successor by merger to First Union National Bank). [7]
(g)(12)	Ninth Addendum to the Master Custodian Agreement between The Nottingham Management Company and Wachovia Bank, N.A. (successor by merger to First Union National Bank). [7]
(g)(13)	Tenth Addendum to the Master Custodian Agreement between The Nottingham Management Company and Wachovia Bank, N.A. (successor by merger to First Union National Bank). [7]
(g)(13)

Eleventh Addendum to the Master Custodian Agreement between The Nottingham Management Company and U.S. Bank, N.A. (successor by acquisition to Wachovia Bank, N.A. (successor by merger to First Union National Bank)).

(g)(14)

Twelfth Addendum to the Master Custodian Agreement between The Nottingham Management Company and U.S. Bank, N.A. (successor by acquisition to Wachovia Bank, N.A. (successor by merger to First Union National Bank)).

(g)(15)	Individual Custodian Agreement between the Registrant and First Union National Bank, as Custodian. [3]
(g)(16)

First Amendment to the Individual Custodian Agreement between the Registrant and U.S. Bank, N.A. (successor by acquisition to Wachovia Bank, N.A. (successor by merger to First Union National Bank)), as Custodian. [9]

(h)(1)	Amended and Restated Fund Accounting and Compliance Administration Agreement between the Registrant and The Nottingham Company, as Administrator. [3]
(h)(2)	Dividend Disbursing and Transfer Agent Agreement between the Registrant and NC Shareholder Services, LLC, as Transfer Agent. [2]
(h)(3)	First Amendment to the Dividend Disbursing and Transfer Agent Agreement between the Registrant and NC Shareholder Services, LLC, as Transfer Agent. [8]
(i)	Opinion and Consent of Dechert, Counsel, regarding the legality of securities registered. [2]
(j)	Consent of Briggs, Bunting & Dougherty, LLP, Independent Registered Public Accounting Firm.
(k)	Balance Sheet for The Hillman Total Return Fund dated October 27, 2000. [2]
(l)	Initial Subscription Agreement. [2]
(m)(1)	Distribution Plan pursuant to Rule 12b-1 for The Hillman Focused Advantage Fund. [2]
(m)(2)	Amended and Restated Distribution Plan pursuant to Rule 12b-1 for The Hillman Focused Advantage Fund. [8]
(m)(3)	Distribution Plan pursuant to Rule 12b-1 for The Hillman Advantage Equity Fund. [2]
(m)(4)	Amended and Restated Distribution Plan pursuant to Rule 12b-1 for The Hillman Advantage Equity Fund. [8]

(n)	Rule 18f-3 Multi-Class Plan. [8]
(o)	Reserved.
(p)(1)	Amended and Restated Code of Ethics for the Registrant.
(p)(2)	Amended and Restated Code of Ethics for Hillman Capital Management, Inc.
(q)	Copy of Powers of Attorney.

-----------------------

1.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed August 25, 2000 (File No. 333-44568).
2.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed December 29, 2000 (File No. 333-44568).
3.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed January 28, 2002 (File No. 333-44568)
4.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed January 28, 2003 (File No. 333-44568)
5.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed January 28, 2004 (File No. 333-44568)
6.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed December 3, 2004 (File No. 333-44568)
7.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed November 29, 2005 (File No. 333-44568)
8.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed March 3, 2006 (File No. 333-44568)
9.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed January 29, 2007 (File No. 333-44568)

ITEM 24.	Persons Controlled by or Under Common Control with the Registrant
No person is controlled by or under common control with the Registrant.
ITEM 25.	Indemnification

Under Delaware law, Section 3817 of the Treatment of Delaware Business Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as are set forth in the governing instrument of the business trust. The Registrant’s Trust Instrument (“Trust Instrument”) and Bylaws contain provisions covering indemnification of the officers and trustees.

The Trust Instrument provides that every person who is, or has been, a trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted or allowed by law against any liability and against all expenses reasonably incurred or paid by such person in connection with any claim, action, suit or proceeding in which that person becomes involved as a party or otherwise by virtue of that person being or having been a trustee or officer and against amounts paid or incurred by such person in the settlement thereof. No indemnification shall be provided under the Trust Instrument to a trustee or officer: (i) who has been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (B) not to have acted in good faith in the reasonable belief that such person’s action was in the best interest of the Trust; or (ii) in the event of a settlement, unless there has been a determination that such trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office, (A) by the court or other body approving the settlement; (B) by at least a majority of those trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any shareholder may, by appropriate legal proceedings, challenge any such determination by the trustees or by independent counsel.

Article VII of the Bylaws provides that subject to the limitations of the Trust Instrument, every trustee and officer shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by such person in connection with any proceeding in which that person becomes involved as a party or otherwise by virtue of such person being or having been an agent.

In addition to the foregoing statements, the Registrant has entered into an Investment Advisory Agreement with its Advisor and a Distribution Agreement with its Distributor. These agreements provide indemnification for the respective investment advisors, directors, and their affiliates. Some of these persons may serve as trustees and officers of the Trust.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Act”), may be granted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26.	Business and Other Connections of the Investment Advisor

The description of Hillman Capital Management, Inc. under the caption of “Management of the Funds – The Investment Advisor” in the Prospectus and under the caption “Management and Other Service Providers – Investment Advisor” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein. Information concerning the trustees and officers of Hillman Capital Management, Inc. as set forth in Hillman Capital Management, Inc.’s Form ADV filed with the Securities and Exchange Commission on August 23, 2000 (File No. 801-57921), and amended through the date hereof, is incorporated by reference herein.

ITEM 27.	Principal Underwriter

(a)        Capital Investment Group, Inc. is underwriter and distributor for the EARNEST Partners Fixed Income Trust, The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, The Brown Capital Management Mid-Cap Fund, Wisdom Fund, The Hillman Advantage Equity Fund, The Hillman Focused Advantage Fund, The Turnaround Fund, Tilson Focus Fund, Tilson Dividend Fund, Giordano Fund, DGHM All-Cap Value Fund, and NCM Capital Mid-Cap Growth Fund.

(b)       Set forth below is information concerning each Director and Officer of the Distributor. The principal business address of the Distributor and each such person is 17 Glenwood Avenue, Raleigh, North Carolina 27622, (919) 831-2370.

(1) Name	(2) Positions and Offices With Underwriter	(3) Positions and Offices With Registrant
Richard K. Bryant	President	None
E.O. Edgerton, Jr.	Vice President	None
Con T. McDonald	Assistant Vice-President	None
W. Harold Eddins, Jr.	Assistant Vice-President	None
Kurt A. Dressler	Assistant Vice-President	None
Ronald L. King	Chief Compliance Officer	None

(c)	Not applicable.
ITEM 28.	Location of Accounts and Records

All account books and records not normally held by U.S. Bank, N.A., formerly Wachovia Bank, N.A., the Custodian to the Registrant, are held by the Registrant, in the offices of The Nottingham Management Company d/b/a The Nottingham Company, Fund Accountant and Administrator to the Registrant; North Carolina Shareholder Services, LLC d/b/a NC Shareholder Services, LLC, Transfer Agent to the Registrant; or Hillman Capital Management, Inc., Investment Advisor to the Registrant.

The address of The Nottingham Company is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069. The address of NC Shareholder Services, LLC is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. The address of Hillman Capital Management, Inc. is 7600 Wisconsin Avenue, Suite 650, Bethesda, Maryland 20814. The address of U.S. Bank, N.A. is Two Liberty Place, 50 S. 16th Street, Suite 2000, Mail Station: EX-PA-WBSP, Philadelphia, Pennsylvania 19102.

ITEM 29.	Management Services

None.

ITEM 30.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 10 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rocky Mount, and State of North Carolina on this 28th day of January, 2008.

HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST

By:	/s/ A. Vason Hamrick

A. Vason Hamrick

Secretary and Assistant Treasurer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

____________*__________________	Trustee	January 28, 2008

Jack E. Brinson

___________*_________________	Trustee, Chairman	January 28, 2008

Theo H. Pitt, Jr.

___________*_________________	Trustee, President	January 28, 2008

Mark A. Hillman

___________*_________________	Treasurer	January 28, 2008

John D. Marriott, Jr.

/s/ Jacob S. Brown	Assistant Secretary	January 28, 2008

Jacob S. Brown

* By:/s/ A. Vason Hamrick	Dated: January 28, 2008
A. Vason Hamrick
Secretary and Assistant Treasurer, Attorney-in-Fact